As filed with the Securities and Exchange Commission on August 6, 2015.

1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
Pre-Effective Amendment No. ___
Post-Effective Amendment No.  115
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No.  116

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX  78288
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code (210) 498-0226

James G. Whetzel, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX  78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
_X __ on (August 7, 2015) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_ __ on (October 1, 2015) pursuant to paragraph (a)(1)
_ __ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Page 1-388

Exhibit Index Page 382

Part A

The Prospectuses for the Government Securities Fund (Fund Shares, Adviser Shares, Institutional Shares),
World Growth Fund (Fund Shares, Adviser Shares, Institutional Shares), Capital Growth Fund
(Fund Shares, Institutional Shares), and Growth & Income Fund (Fund Shares, Adviser Shares, Institutional Shares),

Is included herein

Part A

Prospectus for the
Government Securities Fund (Fund Shares, Adviser Shares, Institutional Shares)

Is included herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA GOVERNMENT SECURITIES FUND
FUND SHARES(USGNX) ■ INSTITUTIONAL SHARES
ADVISER SHARES (UAGNX)
AUGUST 7, 2015

The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	4
Investment Adviser	6
Portfolio Manager(s)	6
Purchase and Sale of Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	12
Portfolio Holdings	15
Fund Management	15
Portfolio Manager(s)	17
Purchases	18
Redemptions	22
Converting Shares	23
Exchanges	24
Other Important Information
About Purchases, Redemptions, and Exchanges	25
Multiple Class Information	30
Shareholder Information	31
Financial Highlights	37

INVESTMENT OBJECTIVE

The USAA Government Securities Fund (the Fund) provides investors a high level of current income consistent with preservation of principal.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Redemption Fee (on shares held less than 60 days)	None	None	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.16%	0.13%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.35%	0.56%	0.70%
Total Annual Operating Expenses	0.51%	0.69%	1.05%
Reimbursement From Adviser	N/A	(0.24)%(a)	(0.30)%(a)
Total Annual Operating Expenses After Reimbursement	0.51%	0.45%	0.75%

(a) The Adviser has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Institutional Shares and Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.45% and 0.75%, respectively, of the Institutional Shares’ and Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by us at any time after August 7, 2016.

1 | USAA Government Securities Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Institutional Shares and Adviser Shares are not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$52	$164	$285	$640
Institutional Shares	$46	$197	$360	$836
Adviser Shares	$77	$304	$550	$1,255

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); mortgage-backed securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to, Fannie Mae, Freddie Mac, the Agricultural Mortgage Corporation (Farmer Mac), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding

Prospectus | 2

Corp (Pefco), and the Small Business Administration. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund has target average maturity of 5-10 years.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Credit risk should be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Fund is subject to the risk that the value of its investments will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund's net asset value (NAV) and total return. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund's securities may increase, which may increase the Fund's NAV and total return.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.  Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.

The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we

3 | USAA Government Securities Fund

cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

Prospectus | 4

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[Bar chart]

2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
2.71%	4.17%	6.29%	7.24%	5.47%	5.42%	5.96%	1.96%	-1.69%	4.17%

SIX-MONTH YTD TOTAL RETURN
0.83% (6/30/15)
BEST QUARTER*	WORST QUARTER*
3.66% 4th Qtr. 2008	-2.07% 2nd Qtr. 2013
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

5 | USAA Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014

	Past	Past	Past
	1 Year	5 Years	10 Years
Government Securities Fund Shares
Return Before Taxes	4.17%	3.12%	4.14%
Return After Taxes on Distributions	2.96%	1.92%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	1.93%	2.65%
				Inception
	Past	Past	Past	Date
	1 Year	5 Years	10 Years	08/01/10
Government Securities Fund Adviser Shares
Return Before Taxes	3.86%	-	-	1.92%
Indexes
Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (reflects no deduction for fees, expenses, or taxes)	4.13%	3.21%	4.25%	2.45%
Lipper Intermediate U.S. Government Funds Index (reflects no deduction for taxes)	4.08%	3.72%	4.27%	2.70%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Donna J. Baggerly, CFA, Vice President, Insurance Portfolios, has managed the Fund since July 2012.

R. Neal Graves, CFA, CPA, Executive Director, Insurance Portfolios, has co-managed the Fund since October 2013.

Prospectus | 6

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Minimum initial purchase: $3,000

Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor (in which case you may be taxed later, upon withdrawal of your investment from such account) invest through an IRA, 401(k) plan, other tax-deferred account.

7 | USAA Government Securities Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund provides investors a high level of current income consistent with preservation of principal. The Fund’s Board of Trustees (the Board) may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■	What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); mortgage-backed securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments.  The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including, but not limited to, Fannie Mae, Freddie Mac, the Federal Agricultural Mortgage Corporation (Farmer Mac), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding Corp (Pefco), and the Small Business Administration. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund has a target average maturity of 5-10 years.

■	What are U.S. Treasury bills, notes, bonds, and TIPS?

U.S. Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities. U.S. Treasury bills are short-term securities with maturities of one year or less issued at a discount from face value; U.S. Treasury notes are intermediate securities with maturities of one to 10 years; and U.S. Treasury bonds are long-term debt instruments with maturities greater than 10 years. The interest income from U.S. Treasury securities is exempt from state and local, but not federal, taxes. TIPS

9 | USAA Government Securities Fund

are inflation-indexed bonds issued by the U.S. Treasury. The principal is adjusted to reflect changes in the Consumer Price Index (CPI), the commonly used measure of inflation. When the CPI rises, the principal adjusts upward. If the index falls, the principal adjusts downwards. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal, thus protecting the holder against inflation.

■      What are Agency Mortgage-Backed Securities (MBS)?

Agency Mortgage-Backed Securities (MBS) are backed by one of the federal housing agencies, such as Ginnie Mae, Fannie Mae, or Freddie Mac.

Ginnie Mae securities represent ownership in a pool of mortgage loans or a single mortgage loan. These loans are individually insured or guaranteed by the federal agencies with which Ginnie Mae partners. Ginnie Mae’s partners include the Federal Housing Administration, the Veterans Administration, the Rural Housing Service, and the Office of Public and Indian Housing. Once approved by Ginnie Mae, each mortgage or pool of mortgages is additionally guaranteed by Ginnie Mae as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, Ginnie Mae securities are backed by the full faith and credit of the U.S. government.

Fannie Mae and Freddie Mac securities also represent pools of mortgage loans or a single mortgage loan, but these are insured by the respective agencies.

■	What is the credit quality of these securities?

Securities that are backed by the full faith and credit of the U.S. government are considered to be of the highest credit quality available. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.  U.S. Treasuries and Ginnie Mae securities are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuing agencies and supported by the right of the issuer to borrow from the U.S. Treasury.

The financial crisis in the U.S. and global economies has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models

Prospectus | 10

of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of the Fund’s investments.

■      How do MBS securities differ from conventional bonds?

MBS securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages. Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund’s current yield, an investment in the Fund may not be an effective means of “locking in” long-term interest rates.

■           What is the average maturity of an MBS security?

MBS securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 10, 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, MBS securities generally have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.

Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular MBS pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of MBS securities, principal volatility and yield may be more comparable to 5-year or 10-year U.S. Treasury bonds.

■      How are the decisions to buy and sell securities made?

We manage the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. We generally try to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, we strive to balance the value of the level of income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect

11 | USAA Government Securities Fund

of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in supply and demand for securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to full maturity of a bond.   Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

❖	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

❖	If interest rates decrease, the yield of the Fund may decrease. In addition, the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). More recently, the Fed substantially reduced the amount of securities it purchases pursuant to its quantitative easing program. As a result of the Fed’s interest rate policies and quantitative easing program, interest rates are at historically low rates. There is a risk that interest rates across the U.S. financial system will rise

Prospectus | 12

significantly or rapidly and the Fund may be subject to greater interest rate risk. The Fed’s policy changes and related market speculation as to the timing of interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.

Impact of Actions by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax.

In addition, certain USAA funds-of-funds are permitted to invest in the Government Securities Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity also could accelerate the realization of capital gains and increase the Fund’s transaction costs.

Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund's NAV.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial

13 | USAA Government Securities Fund

strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Prepayment Risk: Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported

Prospectus | 14

by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 54 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $139 billion in total assets under management as of June 30, 2015.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board's approval of the Fund’s Advisory Agreement is available in the Fund's annual report to shareholders for the period ended May 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment.  The base investment management fee, which is accrued daily and paid monthly,

15 | USAA Government Securities Fund

is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of a Lipper Index over the performance period. The portion of the performance adjustment based on the period through January 31, 2012, was calculated monthly by comparing the Fund’s performance to that of the Lipper GNMA Funds Index. Effective February 1, 2012, the performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper Intermediate U.S. Government Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to 10 years. The performance period for Fund Shares and Adviser Shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Institutional Shares will include the performance of the Fund Shares for periods prior to August 7, 2016.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance	Annual Adjustment Rate
Relative to Index	(in basis points as a percentage
(in basis points)1	of the Fund’s average daily net assets)1
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended May 31, 2015, the performance adjustment added to the base investment

Prospectus | 16

management fee of 0.125% by 0.03% for the Fund Shares and subtracted from base investment management fee by 0.03% for the Adviser Shares.

We have agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund’s Institutional Shares and Adviser Shares so that the total annual operating expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.45% and 0.75%, respectively, of the Institutional Shares’ and Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after August 7, 2016. If the total annual operating expense ratio of the Institutional Shares and Adviser Shares is lower than 0.45% and 0.75%, respectively, the Institutional Shares and Adviser Shares will operate at that lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets.

We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

PORTFOLIO MANAGER(S)

Donna J. Baggerly, CFA, Vice President, Insurance Portfolios, has managed the Fund since July 2012. She previously managed the Fund from November 1999 through May 2002. She has 28 years of investment management experience and has worked for us for 20 years. Education: M.B.A., St. Mary's University and a B.S.B., Eastern Illinois University. She holds the CFA

17 | USAA Government Securities Fund

designation and is a member of the CFA Institute and the CFA Society of San Antonio.

R. Neal Graves, CFA, CPA, Executive Director, Insurance Portfolios, has co-managed the Fund since October 2013. Mr. Graves has 22 years of finance related experience including 16 years of investment management experience with USAA. Education: Master in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Prospectus | 18

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section entitled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other mutual funds managed by AMCO that pursue fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies,

19 | USAA Government Securities Fund

investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund’s annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but

Prospectus | 20

not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of close of the next regular trading session of the NYSE.

The Fund or the Fund’s transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

21 | USAA Government Securities Fund

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section entitled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, by mail, or through your financial intermediary on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Prospectus | 22

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

23 | USAA Government Securities Fund

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the exchanged shares and the price of the shares when they are exchanged. See the section entitled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section entitled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

Prospectus | 24

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

25 | USAA Government Securities Fund

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

Prospectus | 26

REDEMPTION FEES

The Fund may charge a 1.00% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Fund’s SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

27 | USAA Government Securities Fund

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

Prospectus | 28

■	Purchases and sales made through USAA Managed Portfolios –UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts

29| USAA Government Securities Fund

identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the

Prospectus | 30

fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Information in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of the Fund. Such payments may be made

31 | USAA Government Securities Fund

for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and help defray the costs associated with offering the Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and generally all such amounts are paid out of the available assets of the advisor and distributor.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of a Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices

Prospectus | 32

of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost, which approximates market value.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and distributed monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any distributions of net realized capital gain (in this section together with net investment income dividends, “distributions”) will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes.

The Fund automatically reinvests all distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price will be the NAV per share of the Fund shares computed on the ex-distribution date. Any distributions made by the Fund reduces the

33 | USAA Government Securities Fund

NAV per shares by the amount of the distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all of these distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share any distribution payment returned to us by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss both determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax. Distributions from investment company taxable income are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Fund dividends derived from interest on certain U.S. government securities generally will be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet, but income from repurchase agreements and interest on mortgage-backed U.S. government securities generally will not be exempt.

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individuals and certain other non-corporate shareholders (each, an “individual shareholder”) will be subject to federal income tax at a maximum rate of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2015 and will be adjusted for inflation annually thereafter).

Prospectus | 34

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged shares) and the redemption proceeds (the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011, (Covered Shares) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions (regardless of the extent to which gain or loss may be realized), otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■       Underreports dividend or interest income, or

■       Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer

35 | USAA Government Securities Fund

identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

 ■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

Prospectus | 36

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

37 | USAA Government Securities Fund

USAA GOVERNMENT SECURITIES FUND SHARES

                                                             YEAR ENDED MAY 31,
                                    --------------------------------------------------------------------
                                        2015           2014           2013           2012           2011
                                    --------------------------------------------------------------------
Net asset value at
 beginning of period                $  10.02       $  10.08       $  10.40       $  10.30       $  10.19
                                    --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                   .25            .28            .29            .33            .38
 Net realized and
  unrealized gain (loss)                 .03           (.06)          (.32)           .10            .11
                                    --------------------------------------------------------------------
Total from investment
 operations                              .28            .22           (.03)           .43            .49
                                    --------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.26)          (.28)          (.29)          (.33)          (.38)
                                    --------------------------------------------------------------------
Net asset value at end
 of period                          $  10.04       $  10.02       $  10.08       $  10.40       $  10.30
                                    ====================================================================
Total return (%)*                       2.78           2.20           (.36)          4.24           4.89
Net assets at end
 of period (000)                    $435,421       $451,688       $553,495       $641,730       $604,893
Ratios to average net assets:**
 Expenses (%)(a)                         .51            .47            .41            .41            .42
 Net investment income (%)              2.52           2.78           2.77           3.19           3.71
Portfolio turnover (%)                    15              0             24             20             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $441,763,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

Prospectus | 38

USAA GOVERNMENT SECURITIES FUND
     ADVISER SHARES
                                                                                               PERIOD ENDED
                                                         YEAR ENDED MAY 31,                       MAY 31,
                                            ---------------------------------------------------------------
                                              2015          2014        2013          2012          2011***
                                            ---------------------------------------------------------------
Net asset value at
 beginning of period                        $10.01        $10.07      $10.40        $10.29        $10.30
                                            ------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                         .22           .24         .24           .28           .27
 Net realized and unrealized gain (loss)       .04          (.06)       (.33)          .11          (.01)
                                            ------------------------------------------------------------
Total from investment operations               .26           .18        (.09)          .39           .26
                                            ------------------------------------------------------------
Less distributions from:
 Net investment income                        (.23)         (.24)       (.24)         (.28)         (.27)
                                            ------------------------------------------------------------
Total distributions                           (.23)         (.24)       (.24)         (.28)         (.27)
                                            ------------------------------------------------------------
Redemption fees added to
 beneficial interests                          .00(a)          -           -             -             -
                                            ------------------------------------------------------------
Net asset value at end of period            $10.04        $10.01      $10.07        $10.40        $10.29
                                            ============================================================
Total return (%)*                             2.58          1.83        (.94)         3.84          2.58
Net assets at end of period (000)           $5,116        $5,162      $5,150        $5,099        $5,047
Ratios to average net assets:**
 Expenses (%)(c)                               .80(d)        .84         .90           .90           .90(b)
 Expenses, excluding
  reimbursements (%)(c)                       1.05           .84        1.06          1.15          1.39(b)
 Net investment income (%)                    2.22          2.41        2.28          2.71          3.21(b)
Portfolio turnover (%)                          15             0          24            20            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $5,088,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 -          (.00%)(+)   (.00%)(+)     (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 0.90% of their annual average net assets.

39 | USAA Government Securities Fund

NOTES

Prospectus | 40

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
U.S. Postage
PAID
USAA

S AVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you
may call (800) 531-USAA (8722) to request a free copy
of the Fund’s statement of additional information (SAI),
annual or semiannual reports, or to ask other questions
about the Fund. The SAI has been filed with the SEC and
is incorporated by reference to and legally a part of this
prospectus. In the Fund’s annual report, you will find a
discussion of the market conditions and investment
strategies that significantly affected the Fund’s
performance during the last fiscal year. The Fund’s SAI
and annual and semiannual reports also may be viewed,
free of charge, on usaa.com. A complete description of
the Fund’s policies and procedures with respect to the
disclosure of the Fund’s portfolio securities is available
in the Fund’s SAI.

To view these documents, along with other related
documents, you may visit the EDGAR database on the
SEC’s website (www.sec. gov) or the Commission’s
Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be
obtained by calling (202) 551-8090. Additionally, copies
of this information may be obtained, after payment of a
duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the
Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]   We know what it means to serve (R).                                                                                                                                     [graphic 10%]

23449-0815                                                                                               Investment Company Act File No. 811-7852                 ©2015, USAA. All rights reserved.

Part A

Prospectus for the
World Growth Fund (Fund Shares, Adviser Shares, Institutional Shares)

Is included herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA WORLD GROWTH FUND
FUND SHARES (USAWX) ■ INSTITUTIONAL SHARES
ADVISER SHARES (USWGX)
AUGUST 7, 2015

The Securities and Exchange Commission has not approved or disapproved of these Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	4
Investment Adviser	5
Subadviser(s)	6
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	9
Portfolio Holdings	12
Fund Management	12
Portfolio Manager(s)	14
Purchases	15
Redemptions	18
Converting Shares	20
Exchanges	21
Other Important Information
About Purchases, Redemptions, and Exchanges	22
Multiple Class Information	27
Shareholder Information	28
Financial Highlights	35

INVESTMENT OBJECTIVE

The USAA World Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Redemption Fee (on shares held less than 60 days)	None	None	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.78%	0.75%	0.77%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.39%	0.56%	0.36%
Total Annual Operating Expenses	1.17%	1.31%	1.38%
Reimbursement from Adviser	N/A	(0.21%)(a)	N/A
Total Annual Operating Expenses After reimbursement	1.17%	1.10%	1.38%

(a) The Adviser has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Institutional Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by us at any time after August 7, 2016.

1 | USAA World Growth Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Institutional Shares is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$119	$372	$644	$1,420
Institutional Shares	$112	$395	$698	$1,561
Adviser Shares	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks including rights and warrants.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential

Propsectus | 2

in light of their financial, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA World Growth Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[Bar chart]
2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
7.73%	23.96%	9.32%	-34.00%	31.36%	12.19%	-4.35%	23.41%	27.74%	3.71%

SIX-MONTH YTD TOTAL RETURN
2.78% (6/30/15)
BEST QUARTER*	WORST QUARTER*
19.17% 2nd Qtr. 2009	-18.21% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Propsectus | 4

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014

	Past	Past	Past
	1 Year	5 Years	10 Years
World Growth Fund Shares
Return Before Taxes	3.71%	11.90%	8.30%
Return After Taxes on Distributions	3.15%	11.59%	7.71%
Return After Taxes on Distributions
and Sale of Fund Shares	2.68%	9.56%	6.84%
				Inception
	Past	Past	Past	Date
	1 Year	5 Years	10 Years	08/01/10
World Growth Fund Adviser Shares
Return Before Taxes	3.60%	-	-	13.24%
Indexes
MSCI World Index
(reflects no deduction for
fees, expenses, or taxes)	4.94%	10.20%	6.03%	12.28%
Lipper Global Funds Index
(reflects no deduction for taxes)	3.86%	9.09%	6.10%	10.75%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

5 | USAA World Growth Fund

SUBADVISER(S)

Massachusetts Financial Services Company d/b/a MFS Investment

Management (MFS)

PORTFOLIO MANAGER(S)

David R. Mannheim, Investment Officer and Portfolio Manager of MFS, has managed the Fund since June 2002.

Roger Morley, Investment Officer and Portfolio Manager of MFS, has managed the Fund since October 2009.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Minimum initial purchase: $3,000

Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

Propsectus | 6

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor (in which case you may be taxed later, upon withdrawal of your investment form such account) invest through an IRA, 401(k) plan, other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA World Growth Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks capital appreciation. The Fund’s Board of Trustees (the Board) may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

■      Why are foreign and domestic stocks combined in the Fund’s portfolio?

We believe that foreign stocks may have a balancing impact with regard to domestic stocks during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

■      Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?

No, there are no restrictions except that MFS may invest no more than 25% of the Fund’s total assets in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, MFS may invest a large percentage of the Fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. While MFS may invest the Fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. Under normal market conditions, the Fund’s investments will be diversified in at least three countries, one of which is the United States.

Propsectus | 6

■      How are the decisions to buy and sell securities made?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS generally focuses on investing the Fund’s assets in the stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

9 | USAA World Growth Fund

❖
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

❖	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Impact of Actions by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax.

In addition, certain USAA funds-of-funds are permitted to invest in the World Growth Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity also could accelerate the realization of capital gains and increase the Fund’s transaction costs.

Geographic Concentration Risk: Because the Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack

Propsectus | 10

of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.

Stock Market Risk: The equity securities in the Fund's portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

11 | USAA World Growth Fund

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 54 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $139 billion in total assets under management as of June 30, 2015.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended May 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for Fund Shares and Adviser Shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Institutional Shares will include the performance of the Fund Shares for periods prior to August 7, 2016.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied

Propsectus | 12

by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                              Annual Adjustment Rate
Relative to Index                                          (in basis points as a percentage
(in basis points)1                                           of the Fund’s average daily net assets)1

+/– 100 to 400                                                       +/– 4
+/– 401 to 700                                                       +/– 5
+/– 701 and greater                                                +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended May 31, 2015, the performance adjustment added to the base investment management fee of 0.75% by 0.03% for the Fund Shares and 0.02% for the Adviser Shares.

We have agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund’s Institutional Shares so that the total annual operating expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after August 7, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at that lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

13 | USAA World Growth Fund

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadviser(s) to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO.

MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is a registered investment adviser and America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2015, net assets under the management of the MFS organization were approximately $439.5 billion. MFS is compensated directly by AMCO and not by the Fund.

PORTFOLIO MANAGER(S)

David R. Mannheim, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 1988 and has managed the Fund since June 2002.

Roger Morley, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2002 and has managed the Fund since October 2009.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the

Propsectus | 14

Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section entitled Taxes for additional tax information.

15 | USAA World Growth Fund

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a other mutual funds managed by AMCO that pursue fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

Propsectus | 16

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund’s annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

17 | USAA World Growth Fund

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of close of the next regular trading session of the NYSE.

A Fund or a Fund’s transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section entitled Taxes for information regarding basis election and reporting.

Propsectus | 18

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, by mail, or through your financial intermediary on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will

19 | USAA World Growth Fund

receive the NAV per share determined for that day, subject to the financial intermediary’s applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Adviser Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of

Propsectus | 20

your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange between Funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the exchanged shares and the price of the shares when they are exchanged. See the section entitled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section entitled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other investment

21 | USAA World Growth Fund

professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Propsectus | 22

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

REDEMPTION FEES

The Fund may charge a 1.00% fee on Adviser Shares redeemed before they have been held for more than 60 days. The fee applies if you redeem Adviser Shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Fund’s SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and

23 | USAA World Growth Fund

selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in

Propsectus | 24

the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios –UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such

25 | USAA World Growth Fund

activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent

Propsectus | 26

could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

27 | USAA World Growth Fund

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Information in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of the Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with

Propsectus | 28

attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and help defray the costs associated with offering the Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and generally all such amounts are paid out of the available assets of the advisor and distributor.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of a Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board.

Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost, which approximates market value.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be

29 | USAA World Growth Fund

closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely

Propsectus | 30

used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share of the Fund shares computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per shares by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

31 | USAA World Growth Fund

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund's dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund -- a maximum rate of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2015 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% tax rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged shares) and the redemption proceeds (the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% maximum tax rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income”  over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011, (Covered Shares) will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which

Propsectus | 32

may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes by the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to treat as a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election for its current taxable year, in which event, it will report to you shortly after year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions (regardless of the extent to which gain or loss may be realized), otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■       Underreports dividend or interest income, or

■       Fails to certify that he or she is not subject to backup withholding.

33 | USAA World Growth Fund

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

Propsectus | 34

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

35 | USAA World Growth Fund

USAA WORLD GROWTH FUND SHARES

                                                                 YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------------------
                                    2015              2014             2013              2012              2011
                              ---------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    28.00        $    24.24         $  18.41          $  20.41          $  15.48
                              ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .24               .20              .19               .17               .16
 Net realized and
   unrealized gain (loss)           1.16              4.19             5.85             (2.01)             4.88
                              ---------------------------------------------------------------------------------
Total from investment
 operations                         1.40              4.39             6.04             (1.84)             5.04
                              ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.28)             (.19)            (.20)             (.16)             (.11)
 Realized capital gains             (.43)             (.44)            (.01)                -                 -
                              ---------------------------------------------------------------------------------
Total distributions                 (.71)             (.63)            (.21)             (.16)             (.11)
                              ---------------------------------------------------------------------------------
Net asset value at
 end of period                $    28.69        $    28.00         $  24.24          $  18.41          $  20.41
                              =================================================================================
Total return (%)*                   5.10             18.24            32.93             (8.95)            32.63
Net assets at
 end of period (000)          $1,208,909        $1,128,586         $879,178          $615,644          $642,494
Ratios to average
 net assets:**
 Expenses (%)(a)                    1.17              1.19             1.25              1.30              1.29
 Net investment income (%)           .91               .75              .93               .96               .95
Portfolio turnover (%)                 9                 9               12                12                17
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,146,171,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              (.00%)(+)        (.00%)(+)         (.00%)(+)         (.00%)(+)

    (+)Represents less than 0.01% of average net assets.

Propsectus | 36

USAA WORLD GROWTH FUND ADVISER SHARES

                                                                                              PERIOD ENDED
                                                  YEAR ENDED MAY 31,                             MAY 31,
                                  ------------------------------------------------------------------------
                                     2015           2014           2013           2012           2011***
                                  ------------------------------------------------------------------------
Net asset value at
 beginning of period              $ 27.90        $ 24.17         $18.37         $20.38         $16.79
Income (loss) from
 investment operations:
 Net investment income                .19            .18            .13            .12            .12
 Net realized and
   unrealized gain (loss)            1.13           4.16           5.82          (2.01)          3.57
                                  -------------------------------------------------------------------
Total from investment
 operations                          1.32           4.34           5.95          (1.89)          3.69
                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income               (.24)          (.17)          (.14)          (.12)          (.10)
 Realized capital gains              (.43)          (.44)          (.01)             -              -
                                  -------------------------------------------------------------------
Total distributions                  (.67)          (.61)          (.15)          (.12)          (.10)
                                  -------------------------------------------------------------------
Redemption fees added
  to beneficial interests             .00(c)           -              -              -              -
Net asset value at
 end of period                    $ 28.55        $ 27.90         $24.17         $18.37         $20.38
                                  ===================================================================
Total return (%)*                    4.84          18.08          32.47          (9.26)         22.02
Net assets at
 end of period (000)              $26,797        $21,583         $8,490         $5,808         $6,435
Ratios to average
 net assets:**
 Expenses (%)(a)                     1.38(d)        1.35           1.60           1.60           1.60(b)
 Expenses, excluding
   reimbursements (%)(a)             1.38           1.35           1.63           1.76           1.92(b)
 Net investment income (%)            .72            .64            .59            .64            .80(b)
Portfolio turnover (%)                  9              9             12             12             17
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $23,905,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Represents less than $0.01 per share.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares'
    average net assets.

37 | USAA World Growth Fund

NOTES

Propsectus | 38

39 | USAA World Growth Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
U.S. Postage
PAID
USAA

S AVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you
may call (800) 531-USAA (8722) to request a free copy
of the Fund’s statement of additional information (SAI),
annual or semiannual reports, or to ask other questions
about the Fund. The SAI has been filed with the SEC and
is incorporated by reference to and legally a part of this
prospectus. In the Fund’s annual report, you will find a
discussion of the market conditions and investment
strategies that significantly affected the Fund’s
performance during the last fiscal year. The Fund’s SAI
and annual and semiannual reports also may be viewed,
free of charge, on usaa.com. A complete description of
the Fund’s policies and procedures with respect to the
disclosure of the Fund’s portfolio securities is available
in the Fund’s SAI.

To view these documents, along with other related
documents, you may visit the EDGAR database on the
SEC’s website (www.sec. gov) or the Commission’s
Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be
obtained by calling (202) 551-8090. Additionally, copies
of this information may be obtained, after payment of a
duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the
Public Reference Section of the Commission,
Washington, DC 20549- 1520.

 [USAA EAGLE LOGO (R)] We know what it means to serve (R).                                                                                  [graphic 10%]

23448-0815                                                                             Investment Company Act File No. 811-7852                 ©2015, USAA. All rights reserved.

Part A

Prospectus for the
Capital Growth Fund (Fund Shares, Institutional Shares)

Is included herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA CAPITAL GROWTH FUND
FUND SHARES (USCGX)
INSTITUTIONAL SHARES
DECEMBER 1, 2014
AS SUPPLEMENTED AUGUST 7, 2015

The Securities and Exchange Commission has not approved or disapproved of these Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	5
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Fund Prospectus
Investment Objective	7
Principal Investment Strategy	7
Risks	8
Portfolio Holdings	11
Fund Management	11
Portfolio Manager(s)	14
Purchases	15
Redemptions	18
Converting Shares	19
Exchanges	20
Other Important Information About Purchases,
Redemptions, and Exchanges	21
Multiple Class Information	26
Shareholder Information	26
Financial Highlights	33

INVESTMENT OBJECTIVE

The USAA Capital Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.78%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.50%	0.56%
Total Annual Operating Expenses	1.28%	1.31%
Reimbursement from Adviser	N/A	(0.21%)(a)
Total Annual Operating Expenses After Reimbursement	1.28%	1.10%

(a) The Adviser has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Adviser at any time after August 7, 2016.

1 | USAA Capital Growth Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation for the Institutional Shares is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$130	$406	$702	$1,545
Institutional Shares	$112	$395	$698	$1,561

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the

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investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund’s average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Capital Growth Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[Bar chart]

2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
8.50%	22.43%	12.72%	-43.48%	23.16%	12.13%	-7.91%	14.23%	29.09%	10.42%

SIX-MONTH YTD TOTAL RETURN
4.92% (6/30/15)
BEST QUARTER*	WORST QUARTER*
16.77% 3rd Qtr. 2009	-24.56% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014
	Past	Past	Past
	1 Year	5 Years	10 Years
Capital Growth Fund Shares
Return Before Taxes	10.42%	10.95%	5.77%
Return After Taxes on Distributions	9.70%	10.71%	5.01%
Return After Taxes on Distributions
and Sale of Fund Shares	5.90%	8.75%	4.49%
Indexes
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	4.94%	10.20%	6.03%
Lipper Global Funds Index (reflects no deduction for taxes)	3.86%	9.09%	6.10%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

QS Batterymarch Financial Management, Inc. (QS Batterymarch)

PORTFOLIO MANAGER(S)

Stephen A. Lanzendorf, CFA, Head of QS Batterymarch’s Active Equity Portfolio Management Strategy team, has managed the Fund since December 2011.

Joseph S. Giroux, Portfolio Manager, QS Batterymarch’s Active Equity Portfolio Management Strategy team, has managed the Fund since December 2013.

5 | USAA Capital Growth Fund

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor (in which case you may be taxed later, upon withdrawal of your investment from such account) invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities that QS Batterymarch believes to be the most attractive in the global marketplace.

The equity securities in which the Fund principally invests are common stocks, preferred stocks, master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund’s securities may need to be actively and frequently traded to achieve the Fund’s principal investment strategy. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■      May the Fund’s assets be invested in foreign securities?

Yes. Up to 100% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■      How are the decisions to buy and sell securities made?

The core of this process is a proprietary stock selection model which ranks the relative attractiveness of approximately 5,500 liquid stocks across multiple dimensions traditionally used by fundamental investors to analyze companies. These dimensions fall into two broader categories based on either value or sentiment. Value-oriented dimensions include Value and Cash Flow, whereas sentiment-oriented dimensions include Earnings Growth, Expectations and Technical (e.g. price momentum and short interest). Underlying each dimension

7 | USAA Capital Growth Fund

is a number of valuation measures known as “factors.” These include traditional fundamental measures as well as proprietary factors developed in-house.

QS Batterymarch considers multiple viewpoints when ranking stocks within intuitive, common-sense peer groups based on global economic sector, market-cap size, style, risk, and subsector/industry. QS Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

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■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Impact of Actions by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax.

In addition, certain USAA funds-of-funds are permitted to invest in the Capital Growth Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity also could accelerate the realization of capital gains and increase the Fund’s transaction costs.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

9 | USAA Capital Growth Fund

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Master Limited Partnerships (MLPs) Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs are also subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy

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changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+,” citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 54 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $139 billion in total assets under management as of June 30, 2015.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing

11 | USAA Capital Growth Fund

the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Funds category, which includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

The performance period for the Fund consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Institutional Shares will include the performance of the Fund Shares for periods prior to August 7, 2016.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                              Annual Adjustment Rate
Relative to Index                                          (in basis points as a percentage
(in basis points)1                                           of the Fund’s average daily net assets)1

+/– 100 to 400                                                               +/– 4
+/– 401 to 700                                                               +/– 5
+/– 701 and greater                                                       +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

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Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment of 0.03% was added to the base investment management fee of 0.75% for the Fund Shares.

We have agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Institutional Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after August 7, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with QS Batterymarch, under which QS Batterymarch provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. QS Batterymarch is compensated directly by AMCO and not by the Fund.

13 | USAA Capital Growth Fund

QS Batterymarch is a registered investment adviser founded in 1969 and located at 880 3rd Avenue, 7th floor, New York, New York 10022. QS Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2014, QS Batterymarch had approximately $7.7 billion in assets under management.

PORTFOLIO MANAGER(S)

QS Batterymarch’s Active Equity Portfolio Management Strategy team manages this Fund. Members of the investment team may change from time to time. Stephen A. Lanzendorf, CFA, and Joseph S. Giroux are responsible for the strategic oversight of the Fund’s investments. Their focus is on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and QS Batterymarch’s current investment strategies.

Stephen A. Lanzendorf, CFA, is the Head of Active Equity Portfolio Management Strategy at QS Batterymarch. He was formerly the Deputy Chief Investment Officer and head of the Developed Markets investment team at QS Batterymarch Financial Management from 2012 to 2014. At QS Batterymarch, he also served as co-head of the Developed Markets team from 2010 to 2012 and head of the U.S. investment team from 2006 to 2010. Education: B.S. and M.S. in Nuclear Engineering from Massachusetts Institute of Technology.

Joseph S. Giroux, is a Portfolio Manager at QS Batterymarch. He was formerly a developed-markets Portfolio Manager at QS Batterymarch Financial Management from 2012 to 2014. Prior to joining QS Batterymarch, he managed both U.S. and non-U.S. assets for five years at several firms—Golden Capital Management, Wells Capital Management, and Evergreen Investments—that were affiliated with or acquired by Wells Fargo. He also served as a Portfolio Manager at TriPoint Asset Management and The Boston Company Asset Management. Education: B.S. in Computer Science from New England Institute of Technology.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into

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subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

15 | USAA Capital Growth Fund

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Shares of the Fund also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other mutual funds managed by AMCO that pursue fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

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ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s distributor or transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

17 | USAA Capital Growth Fund

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

Prospectus | 18

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value  of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per

19 | USAA Capital Growth Fund

share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus | 20

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

n
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

n	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

n	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■
Call toll free (800) 531-USAA (8722) or (210) 531-8722 (8722) Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

21 | USAA Capital Growth Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

Prospectus | 22

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other

23 | USAA Capital Growth Fund

purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit

Prospectus | 24

the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

25 | USAA Capital Growth Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing

Prospectus | 26

and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and generally all such amounts are paid out of the available assets of the advisor and distributor.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and

27 | USAA Capital Growth Fund

the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board.

Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

Prospectus | 28

value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign

29 | USAA Capital Growth Fund

currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2015 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Prospectus | 30

Your basis in shares of the Fund that you acquired after December 31, 2011, (Covered Shares) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes by the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to treat as a credit against your U.S. federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election for its current taxable year, in which event it will report to you shortly after year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■       Underreports dividend or interest income or

31 | USAA Capital Growth Fund

n	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

Prospectus | 32

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

33 | USAA Capital Growth Fund

USAA CAPITAL GROWTH FUND SHARES

                                                               YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------
                                        2014           2013           2012           2011           2010
                                    --------------------------------------------------------------------
Net asset value at beginning
  of period                         $   8.00       $   6.44       $   6.91       $   5.90       $   5.47
                                    --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                  .12            .10            .10            .08            .05
  Net realized and unrealized
    gain (loss)                         1.28           1.56           (.48)           .99            .45
                                    --------------------------------------------------------------------
Total from investment
  operations                            1.40           1.66           (.38)          1.07            .50
                                    --------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.09)          (.10)          (.09)          (.06)          (.07)
                                    --------------------------------------------------------------------
Net asset value at end
  of period                         $   9.31       $   8.00       $   6.44       $   6.91       $   5.90
                                    ====================================================================
Total return (%)*                      17.55          26.00          (5.45)         18.23           9.12
Net assets at end of
  period (000)                      $706,918       $642,927       $568,904       $683,864       $646,422
Ratios to average net
  assets:**
  Expenses (%)(a)                       1.28           1.30(b)        1.30(b)        1.30(b)        1.30(b)
  Expenses, excluding
    reimbursements (%)                  1.28           1.34(b)        1.38(b)        1.34(b)        1.44(b)
  Net investment income (%)             1.41           1.40           1.43           1.31           1.00
Portfolio turnover (%)                    36(c)          83            100            113(c)         219

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $682,226,000.
(a) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Overall decrease in purchases and sales of securities.

Prospectus | 34

NOTES

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
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PAID
USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you
may call (800) 531-USAA (8722) to request a free copy
of the Fund’s statement of additional information (SAI),
annual or semiannual reports, or to ask other questions
about the Fund. The SAI has been filed with the SEC and
is incorporated by reference to and legally a part of this
prospectus. In the Fund’s annual report, you will find a
discussion of the market conditions and investment
strategies that significantly affected the Fund’s
performance during the last fiscal year. The Fund’s SAI
and annual and semiannual reports also may be viewed,
free of charge, on usaa.com. A complete description of
the Fund’s policies and procedures with respect to the
disclosure of the Fund’s portfolio securities is available
in the Fund’s SAI.

To view these documents, along with other related
documents, you may visit the EDGAR database on the
SEC’s website (www.sec. gov) or the Commission’s
Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be
obtained by calling (202) 551-8090. Additionally, copies
of this information may be obtained, after payment of a
duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the
Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve (R).                                                                                                             [graphic 10%]

36837-0815                                                                                               Investment Company Act File No. 811-7852                 ©2015, USAA. All rights reserved.

Part A

Prospectus for the
Growth & Income Fund (Fund Shares, Adviser Shares, Institutional Shares),

Is included herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA  GROWTH & INCOME FUND
FUND SHARES (USGRX)   *   INSTITUTIONAL SHARES
ADVISER SHARES (USGIX)
DECEMBER 1, 2014
AS SUPPLEMENTED AUGUST 7, 2015

The Fund is comprised of mutliple classes of shares. The Securities and Exchange Commission has not approved or disapproved of these Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	10
Portfolio Holdings	13
Fund Management	13
Portfolio Manager(s)	16
Purchases	17
Redemptions	20
Converting Shares	22
Exchanges	23
Other Important Information
About Purchases, Redemptions, and Exchanges	24
Multiple Class Information	29
Shareholder Information	30
Financial Highlights	36

INVESTMENT OBJECTIVE

The USAA Growth & Income Fund (the Fund) seeks capital growth with a secondary investment objective of current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares			None
Institutional Shares			None
Adviser Shares			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.38%	0.37%
Total Annual Operating Expenses	0.94%	0.98%	1.22%
Reimbursement from Adviser	N/A	(0.13%)(a)	(0.02%)(a)
Total Annual Operating Expenses After Reimbursement	0.94%	0.85%	1.20%

(a) The Adviser has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares and Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% and 1.20% of the Institutional Shares’ and Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after August 7, 2016.

1 | USAA Growth & Income Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Institutional Shares and the Adviser Shares are not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$96	$300	$520	$1,155
Institutional Shares	$87	$299	$529	$1,190
Adviser Shares	$122	$385	$668	$1,476

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets

Prospectus | 2

and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Growth & Income Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[Bar chart]
2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
6.89%	9.55%	9.49%	-41.46	32.27%	15.93%	-2.52%	12.49%	35.91%	11.21%

SIX-MONTH YTD TOTAL RETURN
2.60% (6/30/15)

BEST QUARTER*	WORST QUARTER*
17.19% 3rd Qtr. 2009	-25.36% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of shares of the Fund may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014
	Past	Past	Past
	1 Year	5 Years	10 Years
Growth & Income Fund Shares
Return Before Taxes	11.21%	13.95%	6.67%
Return After Taxes on Distributions	7.92%	13.13%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares	9.04%	11.21%	5.35%

	Past	Past	Past	Adviser Shares Inception Date
	1 Year	5 Years	10 Years	08/01/10
Growth & Income Fund Adviser Shares
Return Before Taxes	10.90%	-	-	14.92%
Indexes
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%	17.75%
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)	10.06%	13.95%	7.50%	15.82%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

5 | USAA Growth & Income Fund

PORTFOLIO MANAGER(S)

AMCO

John B. Jares, CFA, Assistant Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

John P. Toohey, CFA, Head of Equities, has co-managed a portion of the Fund since November 2012.

BHMS

Mark Giambrone, Managing Director and Portfolio Manager, has co-managed a portion of the Fund since March 2006.

Michael B. Nayfa, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

Terry L. Pelzel, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The

Prospectus | 6

minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor (in which case you may be taxed later, upon withdrawal of your investment from such account) invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Growth & Income Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks capital growth with a secondary investment objective of current income. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management.

The equity securities in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs).

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■      May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or (d) derives a majority of revenues in the United States.

Prospectus | 8

■      Are there any restrictions as to the types of investments in which the Fund’s assets may be invested?

The Fund’s investment in convertible securities will be limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.

■      How are the decisions to buy and sell common stocks made?

AMCO

AMCO’s portfolio will typically consist of 50 to 80 holdings. We will employ a fundamental bottom-up approach to identify companies that offer superior growth potential, improving fundamental business trends, and trade at a discount to intrinsic value. We believe this will result in a portfolio that is primarily focused on the potential for capital appreciation.

BHMS

BHMS’ approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

9 | USAA Growth & Income Fund

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Impact of Actions by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax.

Prospectus | 10

In addition, certain USAA funds-of-funds are permitted to invest in the Growth & Income Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity also could accelerate the realization of capital gains and increase the Fund’s transaction costs.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant

11 | USAA Growth & Income Fund

upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending.  Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions.  There can be no assurance that governmental or other measures to aid economic recovery will be effective.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws or tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Prospectus | 12

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 54 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $139 billion in total assets under management as of June 30, 2015.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market

13 | USAA Growth & Income Fund

capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales per share growth value, compared to the S&P Composite 1500 Index. The performance period for Fund Shares and Adviser Shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Institutional Shares will include the performance of the Fund Shares for periods prior to August 7, 2016.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                Annual Adjustment Rate
Relative to Index                                             (in basis points as a percentage
(in basis points)1                                              of the Fund’s average daily net assets)1

+/– 100 to 400                                                               +/– 4
+/– 401 to 700                                                               +/– 5
+/– 701 and greater                                                       +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, the performance adjustment of less than 0.01% was subtracted from the base investment management fee of 0.60% for the Fund Shares and the Adviser Shares.

We have agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Institutional Shares and Adviser Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements,

Prospectus | 14

acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% and 1.20%, respectively, of the Institutional Shares’ and Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after August 7, 2016. If the total annual operating expense ratio of the Institutional Shares and Adviser Shares are lower than 0.85% and 1.20%, respectively, the Institutional Shares and Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with BHMS under which BHMS provides day-to-day discretionary management of the portion of the Fund’s assets attributed to it in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Board and AMCO. BHMS is compensated directly by AMCO and not the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979.  As of September 30, 2014, the firm managed more than $96.3 billion in equity and fixed-income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

15 | USAA Growth & Income Fund

PORTFOLIO MANAGER(S)

AMCO

John B. Jares, CFA, Assistant Vice President of Equity investments, joined AMCO in September 2012, and has co-managed a portion of the Fund since November 2012. Prior to joining AMCO, Mr. Jares spent eight years serving as a portfolio manager for Dreyfus-Founders Funds where he managed large- and mid-cap growth strategies. He also directed the firm’s mid- to large-cap research department where he managed a team of seven equity analysts. He has over 17 years of investment management experience. Education: M.S. in Finance, University of Colorado at Denver, and a B.S., Colorado State University. He holds the Chartered Financial Analyst (CFA) designation.

John P. Toohey, CFA, Head of Equities and has co-managed a portion of the Fund since November 2012. He has 16 years of investment management experience and has worked or us for seven years. Education: B.A., Mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation.

BHMS

BHMS’ diversified large cap strategy is managed in a team approach led by Mark Giambrone.

Mark Giambrone, Managing Director and Portfolio Manager, joined BHMS in January 1999. He has over 22 years of investment management experience and has co-managed a portion of the Fund since March 2006.  Education: B.S. in Business, Indiana University; M.B.A., University of Chicago.

Michael B. Nayfa, CFA, Director and Assistant Portfolio Manager, joined BHMS in June 2008. He has 10 years of investment experience and has co-managed a portion of the Fund since December 2014. Education: B.B.A. in Finance, Texas Christian University; M.B.A., University of Texas.

Terry L. Pelzel, CFA, Director and Assistant Portfolio Manager, joined BHMS in January 2010. He has nine years of investment experience and has co-managed a portion of the Fund since December 2014. Education: B.B.A. in Finance, Texas A&M University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including

Prospectus | 16

prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

17 | USAA Growth & Income Fund

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other mutual funds managed by AMCO that pursues a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements,

Prospectus | 18

exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

19 | USAA Growth & Income Fund

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the

Prospectus | 20

proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies.

21 | USAA Growth & Income Fund

Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

Prospectus | 22

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

23 | USAA Growth & Income Fund

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Prospectus | 24

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional

25 | USAA Growth & Income Fund

shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 26

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its

27 | USAA Growth & Income Fund

monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales  submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus | 28

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out

29 | USAA Growth & Income Fund

of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the

Prospectus | 30

financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and generally all such amounts are paid out of the available assets of the advisor and distributor.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available

31 | USAA Growth & Income Fund

information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board.

Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

Prospectus | 32

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

33 | USAA Growth & Income Fund

A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($467,850 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2015 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011, (Covered Shares) will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

Prospectus | 34

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■       Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

35 | USAA Growth & Income Fund

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 36

USAA GROWTH & INCOME FUND SHARES

                                                          YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------
                                       2014           2013          2012          2011           2010
                                 --------------------------------------------------------------------
Net asset value at beginning
 of period                       $    19.39     $    15.44    $    15.24    $    13.06     $    11.35
                                 --------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                  .21            .18           .14           .11            .08
 Net realized and
  unrealized gain                      3.24           3.95           .20          2.17           1.71
                                 --------------------------------------------------------------------
Total from investment
 operations                            3.45           4.13           .34          2.28           1.79
                                 --------------------------------------------------------------------
Less distributions from:
 Net investment income                 (.21)          (.18)         (.14)         (.10)         (.08)
                                 --------------------------------------------------------------------
Net asset value at end
 of period                       $    22.63     $    19.39    $    15.44    $    15.24     $    13.06
                                 ====================================================================
Total return (%)*                     17.86          26.90          2.28         17.50          15.74(a)
Net assets at end of
 period (000)                    $1,514,795     $1,418,296    $1,152,540    $1,153,199     $1,031,233
Ratios to average net assets:**
 Expenses (%)(b)                        .94            .96          1.01           .98           1.04(a)
 Net investment income (%)              .97           1.04           .93           .72            .60
Portfolio turnover (%)                   61(d)         112(c)         51            52             91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,481,868,000.
(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratio in the
    Financial Highlights table.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Reflects decreased trading activity due to changes in subadviser(s).

37 | USAA Growth & Income Fund

USAA GROWTH & INCOME FUND ADVISER SHARES

                                                                                  PERIOD ENDED
                                                     YEAR ENDED JULY 31,           JULY 31,***
                                              ------------------------------------------------
                                                2014         2013         2012         2011
                                              ---------------------------------------------
Net asset value at beginning of period        $19.34       $15.42       $15.22       $13.34
                                              ---------------------------------------------
Income from investment operations:
 Net investment income                           .15          .12          .10          .05
 Net realized and unrealized gain               3.23         3.93          .20         1.90
                                              ---------------------------------------------
Total from investment operations                3.38         4.05          .30         1.95
                                              ---------------------------------------------
Less distributions from:
 Net investment income                          (.16)        (.13)        (.10)        (.07)
                                              ---------------------------------------------
Net asset value at end of period              $22.56       $19.34       $15.42       $15.22
                                              =============================================
Total return (%)*                              17.51        26.37         2.02        14.65
Net assets at end of period (000)             $9,305       $7,919       $6,223       $6,151
Ratios to average net assets:**
 Expenses (%)(a)                                1.22         1.30         1.30         1.30(b)
 Expenses, excluding
  reimbursements(%)(a)                          1.22         1.39         1.43         1.83(b)
 Net investment income (%)                       .70          .70          .64          .35(b)
Portfolio turnover (%)                            61(d)       112(c)        51           52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $8,739,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Reflects decreased trading activity due to changes in subadviser(s).

Prospectus | 38

NOTES

39 | USAA Growth & Income Fund

Prospectus | 40

41 | USAA Growth & Income Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
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PAID
USAA

S AVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you
may call (800) 531-USAA (8722) to request a free copy
of the Fund’s statement of additional information (SAI),
annual or semiannual reports, or to ask other questions
about the Fund. The SAI has been filed with the SEC and
is incorporated by reference to and legally a part of this
prospectus. In the Fund’s annual report, you will find a
discussion of the market conditions and investment
strategies that significantly affected the Fund’s
performance during the last fiscal year. The Fund’s SAI
and annual and semiannual reports also may be viewed,
free of charge, on usaa.com. A complete description of
the Fund’s policies and procedures with respect to the
disclosure of the Fund’s portfolio securities is available
in the Fund’s SAI.

To view these documents, along with other related
documents, you may visit the EDGAR database on the
SEC’s website (www.sec. gov) or the Commission’s
Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be
obtained by calling (202) 551-8090. Additionally, copies
of this information may be obtained, after payment of a
duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the
Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R) ] We know what it means to serve (R).                                                                                                [graphic 10%]

23453-0815                                                                                            Investment Company Act File No. 811-7852                 ©2015, USAA. All rights reserved.

Part B

Statement of Additional Information Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund,
Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, Emerging Markets
Fund Institutional Shares, Emerging Markets Fund Advisor Shares, International Fund Shares, International Fund Institutional Shares, International Fund Advisor Shares,
Precious Metals and Minerals Fund Shares,  Precious Metals and Minerals Fund Institutional Shares, Precious Metals and Minerals Fund Advisor Shares, World Growth Fund Shares,
World Growth Fund Institutional Shares, World Growth Fund Advisor Shares, Government Securities Fund Shares, Government Securities Fund Institutional Shares,
Government Securities Fund Advisor Shares, Treasury Money Market Trust, and Managed Allocation Fund

Is included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION AUGUST 7, 2015

Growth and Tax Strategy Fund (USBLX)	World Growth Fund Shares (USAWX)
World Growth Fund Institutional Shares	World Growth Fund Adviser Shares (USWGX)
Precious Metals and Minerals Fund Shares (USAGX)	Precious Metals and Minerals Fund Institutional Shares (UIPMX)
Precious Metals and Minerals Fund Adviser Shares (UPMMX)	Treasury Money Market Trust (UATXX)
Government Securities Fund Shares (USGNX)	Government Securities Fund Adviser Shares (UAGNX)
Government Securities Fund Institutional Shares	Emerging Markets Fund Shares (USEMX)
Emerging Markets Fund Institutional Shares (UIEMX)	International Fund Shares (USIFX)
Emerging Markets Fund Adviser Shares (UAEMX)	International Fund Institutional Shares (UIIFX)
Cornerstone Conservative Fund (USCCX)	International Fund Adviser Shares (UAIFX)
Cornerstone Moderately Conservative Fund (UCMCX)	Managed Allocation Fund (UMAFX)
Cornerstone Moderate Fund (USBSX)	Cornerstone Aggressive Fund (UCAGX)
Cornerstone Moderately Aggressive Fund (USCRX)	Cornerstone Equity Fund (UCEQX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-four no-load mutual funds, fourteen of which are described in this Statement of Additional Information (SAI): Growth and Tax Strategy Fund, Precious Metals and Minerals Fund, Emerging Markets Fund, International Fund, World Growth Fund, Government Securities Fund, Treasury Money Market Trust, Managed Allocation Fund, Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund and Managed Allocation Fund, which are classified as non-diversified. The Precious Metals and Minerals, Government Securities, World Growth, Emerging Markets, and International Funds offer three classes of shares: Fund Shares, Institutional Shares, and Advisor Shares. The Growth and Tax Strategy, Managed Allocation, Cornerstone Conservative, Cornerstone Moderately Conservative, Cornerstone Moderate, Cornerstone Moderately Aggressive, Cornerstone Aggressive, and Cornerstone Equity Funds and the Treasury Money Market Trust each offer one class of shares: Fund Shares. The Trust has the ability to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

You may obtain a free copy of the prospectus dated October 1, 2014, for any of the Growth and Tax Strategy Fund, Precious Metals and Minerals Fund, Emerging Markets Fund, International Fund, Treasury Money Market Trust, Managed Allocation Fund, Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (collectively, the Funds) and a free copy for prospectus dated August 7, 2015, for the Government Securities Fund and World Growth Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus.

1

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended May 31, 2015, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page		Page
3	Valuation of Securities	39	Tax Considerations
4	Conditions of Purchase and Redemption	44	Trustees and Officers of the Trust
5	Additional Information Regarding Redemption of Shares	54	The Trust’s Manager
7	Investment Plans	63	Distribution Services
9	Investment Policies	65	Portfolio Manager Disclosure
32	Investment Restrictions	79	Portfolio Holdings Disclosure
33	Portfolio Transactions and Brokerage Commissions	80	General Information
37	Fund History and Description of Shares	81	Appendix A – Long-Term and Short-Term Debt Ratings

2

VALUATION OF SECURITIES

USAA Asset Management Company (AMCO or Manager) serves as the Manager of the Funds. Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The Trust’s Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by a Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), exchange traded notes (ETNs), and equity linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

3

Short-Term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked price closest to the last sale price. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The Treasury Money Market Trust’s securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Treasury Money Market Trust’s portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board has established procedures designed to stabilize the Treasury Money Market Trust’s price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations or suspending redemptions to the extent permitted under the SEC rules.

The Treasury Money Market Trust utilizes short-term credit ratings from the following nationally recognized statistical rating organizations (NRSROs) to determine whether a security is eligible for purchase by the Treasury Money Market Trust under applicable securities laws: (1) Moody’s Investors Service, Inc. (Moody’s), (2) Standard & Poor’s Ratings Services (S&P), (3) Fitch Ratings Inc. (Fitch), and (4) DBRS, Inc. (f/k/a Dominion Bond Rating Service Limited) (Dominion).

CONDITIONS OF PURCHASE AND REDEMPTION
Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent

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can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Confirmations and Account Statements

Fund shareholders will receive a confirmation for each buy, sell, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain reinvestments, purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the redemption of shares of a Fund, depending upon the price when redeemed.

Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds (however, shares of the Cornerstone Conservative Fund and the Cornerstone Aggressive Fund may not be offered to USAA Funds that are structured as funds-of-funds), institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows from the Fund as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable distributions, which could negatively affect a Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

Accounts with a balance of less than $250 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your last known address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national

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securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Redemption Fees

The Emerging Markets, International, Precious Metals and Minerals, Government Securities, and World Growth Funds' Adviser Shares are subject to a 1% redemption fee that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Adviser Shares held for 60 days or more are not subject to the 1% fee. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, mandatory or systematic withdrawals, small balance account maintenance fees, dividend disbursements and reimbursements and certain types of individual retirement account (IRA) transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. Each Fund reserves the right to modify or eliminate the redemption fee at any time.

In addition, each Fund may have relationships with financial intermediaries and certain managed account programs where the redemption fee may not apply, including automatic rebalances and non-manager initiated transactions. In these cases, each Fund may rely on the intermediary to apply the fee or waive the fee in a uniform manner consistent with the terms of the Fund’s prospectus and to provide documentation upon request supporting the applicable redemption fee waiver.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of a Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

▪ Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

▪ Purchases and sales pursuant to automatic investment or withdrawal plans;

▪	Purchases and sales made through USAA Managed Portfolios – UMPTM, USAA 529 College Savings Plan®, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

▪	Purchases and sales by the Target Retirement Funds; Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

▪	Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and

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sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption by Check

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

Redemption by Bill Pay

Shareholders in the Treasury Money Market Trust may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take

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place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans (not available in the Growth and Tax Strategy Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax-exempt funds).

Applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the

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programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Funds’ shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. With respect to the Cornerstone Conservative Fund and Cornerstone Equity Fund, the following provides more detailed information about the types of instruments in which the underlying USAA funds may invest and strategies that may be used in pursuit of the underlying USAA funds’ investment objectives. Each underlying USAA fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the underlying USAA fund achieve its goal. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Adjustable-Rate Securities

Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, and International Fund) may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Commercial Paper

Each Fund (except the Treasury Money Market Trust) may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that is typically between 90 and 180 days. The security itself is typically issued by a bank or other financial institution. The notes are backed by physical assets such as trade receivables, and are generally used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders.

Asset-Backed Securities

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Government Securities, and Managed Allocation Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Funds such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may

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contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Borrowing

Each Fund may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940, as amended (1940 Act). Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.

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Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities

Each Fund (except the Growth and Tax Strategy Fund, Government Securities Fund, and Treasury Money Market Trust) may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

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Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. Each Fund and its shareholders could be negatively impacted as a result.

Derivatives

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving a Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). A Fund also may use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Emerging Markets Debt

The Emerging Markets Fund may invest in Brady Bonds, which are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund’s portfolio.

Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the

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applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Equity Securities

Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Equity-linked Structured Notes

Each Fund (except the Treasury Money Market Trust) may invest in equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Eurodollar and Yankee Obligations

Each Fund (except the Treasury Money Market Trust) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate,

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changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Exchange-Traded Funds (ETFs)

Each Fund (except the Treasury Money Market Trust) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually arenot able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged. The Managed Allocation Fund may invest a substantial portion of its assets in ETFs.

Exchange-traded Notes

Each Fund (except the Treasury Money Market Trust) may invest exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed income risk. ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Foreign Securities

Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations;

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foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The Manager or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, the Hong Kong Special Administrative Region (Hong Kong), Ireland, Israel, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The People’s Republic of China’s (PRC) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is

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less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund (except the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the

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futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Global Tactical Asset Allocation (GTAA) Strategy

In an attempt to enhance a Fund’s return, the Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Aggressive Fund may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance a Fund’s return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

Illiquid Securities

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 5%) of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.

Inverse Floating Rate Securities

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of

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which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

Lending of Securities

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

Limitations and Risks of Options and Futures Activity

Each Fund (except the Treasury Money Market Trust) may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options

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on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper (as defined below), Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Loan Interests and Direct Debt Instruments (bank loans)

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the

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event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Master Demand Notes

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Mortgage-Backed Securities

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae, also known as GNMA), Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term

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interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2014, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid approximately $218.7 billion in dividends. Fannie Mae and Freddie Mac ended the second quarter of 2014 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA had previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of Fannie Mae and Freddie Mac is in question as the U.S. Government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae and Freddie Mac and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SMBSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid

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rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund also may invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

Municipal Lease Obligations

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy, and Managed Allocation Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

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Options on Futures Contracts

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options on Securities

Each Fund (except the Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

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Periodic Auction Reset Bonds

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and Managed Allocation Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S.Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off, before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Put Bonds

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, Government Securities, and Managed Allocation Fund may invest in securities the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Real Estate Investment Trusts (REITs)

Because the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, Managed Allocation Fund, and World Growth Fund may invest a portion of their assets in equity securities of domestic and foreign REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.

In addition, the Cornerstone Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which

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mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, as of the date of this SAI, interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation, some in ways that are still unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

In July 2014, the SEC adopted additional amendments to money market fund regulations (2014 Amendments) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear; however, any changes to a Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

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Repurchase Agreements

Each Fund may invest in repurchase agreements. The Treasury Money Market Trust may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund (except the Treasury Money Market Trust) may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund (except the Treasury Money Market Trust) also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

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Separate Trading of Registered Interest and Principal of Securities (STRIPS)

The Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Managed Allocation Fund, Government Securities Fund, and Treasury Money Market Trust may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible U.S. Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

Swap Arrangements

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.

In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its futures commission

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merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Cornerstone Conservative Fund Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may enter into credit default swap contracts (CDS) for investment purposes. If the Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

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Synthetic Instruments

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and Managed Allocation Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt status. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that a Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the interest paid on the instrument is entitled to tax-exempt treatment.

Taxable Municipal Bonds

The Government Securities Fund may invest in taxable municipal bonds. There are situations in which a governmental issuer will sell taxable municipal bonds because the federal government will not subsidize the financing of certain activities that do not provide a significant benefit to the general public. General obligation bonds, revenue bonds, housing, local sports facilities, refunding of a refunded issue and borrowing to replenish a municipality’s underfunded pension plan are just some examples of bond issues that are federally taxable. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Usually, interest on a long-term bond is paid semiannually, while interest on short-term notes is paid at maturity.

Tax-Exempt Liquidity Protected Preferred Shares

Each Fund may invest in tax-exempt liquidity protected preferred shares (LPP shares) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see Tax Considerations) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.

The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.

LPP shares are subject to certain risks, including the following. Since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, a Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.

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Because of the nature of the market for LPP shares, a Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that a Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.

A rating agency could downgrade the ratings of LPP shares held by a Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk” bonds. These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice and handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service (IRS). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of a Fund’s investment in LLP shares, the tax treatment of investments in LPP shares, or the ability of the Funds to invest in LPP shares.

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to a Funds’ shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them. See “Tax Considerations.”

The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch, and Dominion represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.

The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the

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economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces – such as declines in real estate prices or general business activity – shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.

Temporary Defensive Policy

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers’ acceptances of similar banks; commercial paper and other corporate debt obligations.

Treasury Inflation-Protected Securities (TIPS)

Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth fund, and International Fund,) may invest in Treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities

The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and the Government Securities Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

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Variable-Rate Demand Notes (VRDNs)

Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, and International Fund) may invest in VRDNs, which are securities that provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, International Fund, and Treasury Money Market Trust) may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2)
may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

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(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund’s concentration policies as described above, the Manager may determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Cornerstone Equity Fund has an investment policy that requires it to normally invest at least 80% of its assets in equity securities; Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; Government Securities Fund invests at least 80% of its assets in government securities; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Board has authorized the Manager or the applicable

33

Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the

34

Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended May 31, 2015, the following Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Value of Securities
Regular Broker-Dealer	As of May 31, 2015
Banc of America Securities, LLC
Growth and Tax Strategy	$1,223,000
Cornerstone Moderately Aggressive	$15,263,000
Treasury Money Market	$60,000,000
Cornerstone Moderate	$5,610,000
Cornerstone Aggressive	$1,477,000
Cornerstone Moderately Conservative	$751,000
Barcalys Global Investors Services
Cornerstone Moderate	$6,570,000
Cornerstone Moderately Aggressive	$14,211,000
International	$63,610,000
World Growth	$14,433,000
Cornerstone Aggressive	$183,000
Cornerstone Moderately Conservative	$562,000
Credit Agricole Cacib NY
Cornerstone Moderately Aggressive	$341,000
Government Securities	$7,311,000
Treasury Money Market	$39,000,000
Deutsche Bank Securities, Inc.
World Growth	$5,979,000
Citigroup Global Markets Inc.
Cornerstone Moderate	$3,885,000
Cornerstone Moderately Aggressive	$10,676,000
Cornerstone Aggressive	$931,000
Cornerstone Moderately Conservative	$520,000
Growth and Tax Strategy	$1,138,000
Goldman Sachs Group
Growth and Tax Strategy	$567,000
World Growth	$15,599,000
JP Morgan Securities, Inc.
Cornerstone Moderate	$11,671,000
Cornerstone Moderately Aggressive	$29,527,000
Cornerstone Aggressive	$1,720,000
Cornerstone Moderately Conservative	$1,612,000

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Growth and Tax Strategy	$1,702,000
Morgan Stanley
Growth and Tax Strategy	$400,000
RBS Securities, Inc.
UBS Warburg LLC
Cornerstone Moderately Aggressive	$90,000
International	$91,000
World Growth	$18,217,000
State Street Bank & Trust
Cornerstone Moderate	$3,596,000
Cornerstone Moderately Aggressive	$2,577,000
Cornerstone Aggressive	$171,000
Cornerstone Moderately Conservative	$856,000
Growth and Tax Strategy	$218,000
World Growth	$27,770,000
Sun Trust Capital Markets
Cornerstone Moderate	$4,996,000
Cornerstone Aggressive	$167,000
Cornerstone Moderately Conservative	$833,000

Brokerage Commissions

During the last three fiscal years ended May 31, the Funds paid the following aggregate brokerage fees:

Fund	2015	2014		2013
Growth and Tax Strategy	$5,272	$3,296		$4,088
Cornerstone Moderate Conservative	$34,290	$49,836	(d)	$22,468
Cornerstone Moderate	$268,411	$489,062		$386,871	(b)
Cornerstone Moderately Aggressive	$866,718	$1,394,011		$1,346,125
Cornerstone Aggressive	$58,003	$82,420	(d)	$38,852	(a)
Precious Metals and Minerals	$321,395	$481,835		$591,045
Emerging Markets	$1,997,243	$2,154,863		$3,601,640	(c)
International	$1,407,559	$1,063,844		$1,208,784
World Growth	$145,162	$182,827		$195,641
Managed Allocation	$191,200	$396,833	(d)	$185,646	(b)

(a)	Fund commenced operations on June 8, 2012.

(b)	Reflects decreased trading activity due to asset allocation strategies.

(c)	Reflects increased trading activity due to subadvisers and asset allocation strategies.

(d)	Significant cash flow into the Fund during the fiscal year ended May 31, 2014, resulted in more frequent portfolio transactions and led to an increase in brokerage commissions for the year.

The Manager or the applicable Subadviser directed a portion of certain Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2015, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

Fund	Commissions/ Underwriting Concessions	Transaction Amounts
Growth and Tax Strategy	$656	$1,405,452
Cornerstone Moderately Conservative	$2,874	$16,671,548

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Cornerstone Moderately Aggressive	$55,287	$266,338,986
Cornerstone Aggressive	$5,622	$25,648,178
Cornerstone Moderate	$22,576	$102,589,094
Emerging Markets	$925,854	$585,345,176
International	$199,675	$1,224,254,679
World Growth	$23,744	$189,177,176
Managed Allocation	$1,664	$16,153,460

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than Treasury Money Market Trust’s) portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended May 31, the Funds’ portfolio turnover rates were as follow:

Fund	2015	2014
Growth and Tax Strategy	9%	5%
Cornerstone Moderate	44%	46%
Cornerstone Moderately Aggressive	62%	57%
Cornerstone Conservative	5%	1%
Cornerstone Moderately Conservative	37%	36%
Cornerstone Aggressive	46%	46%
Cornerstone Equity	8%	2%
Precious Metals and Minerals	8%	10%
Emerging Markets	46%	48%
International	17%	14%
World Growth	9%	9%
Government Securities	15%	0%
Managed Allocation	35%	65%

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-four such portfolios have been established, fourteen of which are described in this SAI.

The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund and Managed Allocation Fund, which are classified as non-diversified. The Funds formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) and Precious

37

Metals and Minerals Fund (formerly Gold Fund) ,on August 15, 1984, the Cornerstone Moderate Fund (formerly Balanced Strategy Fund) on September 1, 1995; the International Fund on July 11, 1988; the Growth and Tax Strategy Fund on January 11, 1989, the Government Securities Fund (formerly GNMA Trust) and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994; and were all reorganized into the Trust in August 2006. The Managed Allocation Fund began offering shares on February 1, 2010. The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund began offering shares on June 8, 2012.

The World Growth Fund, Government Securities Fund, Precious Metals and Minerals Fund, Emerging Markets Fund, and International Fund offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund consists of separate share class of that Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The World Growth Fund and Government Securities Fund commenced offering Institutional Shares on August 7, 2015. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. Shares of each class of a Fund represent identical interests in that Fund’s investment portfolio and have the same rights, privileges and preferences. However, each class may differ with respect to expenses allocable to that class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. Shares of each Fund are entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the different expenses of each class, however, dividends and liquidation proceeds on retail shares, institutional shares and adviser shares will differ. The different expenses applicable to each class of shares of a Fund also will affect the performance of each class.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on

38

the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of all share classes of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights, except as described in a Fund’s prospectus or in the Trust’s Multiple Class Plan pursuant to rule 18f-3 under the 1940 Act.

Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Converting from Adviser Shares into Fund Shares: If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s Transfer Agent or into your USAA Brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.

Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of a Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS

Taxation of the Funds

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code) (RIC). If a Fund so qualifies, it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (“90% test”); (2) distribute at least 90% of its investment company taxable income, (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions for the taxable year, (“distribution requirement”); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year. In the case of the Growth and Tax Strategy Fund, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay “exempt-interest dividends” to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy that requirement.

If a Fund failed to qualify for RIC treatment for any taxable year -- either (1) by failing to satisfy the distribution requirement, even if it satisfied the 90% test and those diversification requirements (Other Qualification Requirements), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then

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for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (QDI) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign will be treated as qualifying income under the 90% test. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

A Fund may invest in certain futures, foreign currency contracts and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that will be subject to section 1256 of the Code (collectively “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options, and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

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Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and Excise Tax.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on non-corporate shareholders QDI described in the Fund’s prospectuses.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (OID) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement mentioned above. However, accrued OID with respect to tax-exempt obligations the Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with OID generally will be excluded from a Fund’s taxable income, although that OID will be included in its gross income for purposes of the 90% test and will be added to its adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the distribution requirement and (except with respect to tax-exempt OID) to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. Each Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as ordinary income to the extent of accrued market discount on the security.

Although income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the 90% test, the IRS issued a large number of private

41

letter rulings (PLRs) (which the Funds may not cite as precedent) beginning in 2006 that income a RIC derives from certain “structured notes that create a commodity exposure” (so-called “commodity-linked notes”) do constitute qualifying income. However, the IRS suspended the issuance of those rulings in July 2011 pending its re-examination of the policies underlying them, which was still ongoing at the date hereof. There can be no assurance that the IRS will resume issuing those PLRs or that there will not be changes in tax or other federal law that might adversely affect the Funds’ ability to invest in commodity-linked notes. If a Fund invests in those notes and the IRS changed its position expressed in the PLRs, the Fund may be unable to qualify as a RIC for one or more years.

A Fund also may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method.

The Cornerstone Conservative Fund and the Cornerstone Equity Fund (each, a Fund-of-Funds) each invests its assets primarily in shares of underlying USAA funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from the underlying USAA funds and net gains realized from the disposition of shares of those funds. If an underlying USAA fund qualifies for treatment as a RIC -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to a Fund-of-Funds from the underlying USAA fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund-of-Funds as ordinary income to the extent of the underlying USAA fund’s earnings and profits and (2) distributions paid to a Fund-of-Funds from the underlying USAA fund’s net capital gain will be taxable to the Fund-of-Funds as long-term capital gains, regardless of how long the Fund-of-Funds has held the underlying USAA fund’s shares. (As noted in the Fund-of-Funds’ prospectus, a Fund-of-Funds will be able to avoid having to pay entity-level income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund-of-Funds purchases shares of an underlying USAA fund within 30 days before or after redeeming other shares of that fund at a loss (whether pursuant to a rebalancing of the Fund-of-Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund-of-Funds and instead will increase its basis in the newly purchased shares.

References herein to a Fund’s investments and the federal income tax consequences thereof to the Fund should be read to include reference to investments of and those consequences to the underlying USAA funds.

Taxation of the Shareholders

Shareholders of all Funds. Distributions (other than exempt-interest dividends) are generally included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared by a Fund in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if the Fund pays the dividend during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below with respect to the Growth and Tax Strategy Fund.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of Fund Shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.

If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made in that year may be recharacterized as a return of capital to its shareholders. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and

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profits, even if such carryovers offset current year realized gains. A return of capital distribution generally will not be taxable but will reduce a shareholder's basis in the shares and result in a higher capital gain or lower capital loss when the shares are redeemed.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRAs the basis information for shares purchased after December 31, 2011 (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.

The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

Shareholders of Growth and Tax Strategy Fund (in this sub-section, the Fund). Exempt-interest dividends paid by the Fund are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return.

If a shareholder of the Fund redeems or exchanges shares held for six months or less at a loss and received an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security or railroad retirements benefits should be aware that exempt-interest dividends received from the Fund are includible in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on private activity bonds is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of private activity bonds.

The Fund may invest in private activity bonds (PABs). Except as noted in the following sentence, (1) interest on certain PABs is a tax preference item for purposes of the federal alternative minimum tax (AMT) -- which is a supplemental tax designed to ensure that all taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items) -- although that interest continues to be excludable from federal gross income, and (2) for corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) (which includes all tax-exempt interest, regardless of whether it is attributable to PABs) exceed alternative minimum taxable income before the ACE adjustment. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs -- and the interest thereon thus will not be a tax preference item -- and the interest on those bonds will not be included in a corporation’s ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of the tax-exempt securities purchased for the Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund’s counsel makes any review of the basis for such opinions.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the Independent Trustees) and one Trustee who is an “interested person” of the Funds (Interested Trustee). In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk

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management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

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Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years, Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years’ experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.	54
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one year of experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.	54
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014
Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
				54

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Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012
Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years’ experience as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years’ experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000
President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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* The address for each Independent Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

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** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years and Other Directorships Held and Experience	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	Trustee since December 2009, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); Director of USAA Asset Management Company, (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
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Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).	54
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).	54
James G. Whetzel (February 1978)	Secretary	May 2013	Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-present); Secretary, IMCO (06/13-present); Attorney, FASG General Counsel,	54

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			USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.
Daniel J. Mavico (June 1977)	Assistant Secretary	June 2013	Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.	54
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).	54
James K. De Vries (April 1969)	Assistant Treasurer	December 2013	Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).	54
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director , Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds’ anti-money laundering compliance officer.	54

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds. During the Funds’ most recent full fiscal year ended May 31, 2015, the Board held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Funds’ most recent full fiscal year ended May 31, 2015, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit Committee also reviews the Trust’s compliance program and the performance of the Trust’s chief compliance officer. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit Committee. During the Funds’ most recent full fiscal year ended May 31, 2015, the Audit Committee held meetings four times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Interested Trustee D. McNamara, and Independent Trustees Boyce,

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Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ most recent full fiscal year ended May 31, 2015, the Pricing and Investment Committee held meetings four times.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees and establishing procedures to identify and recruit potential candidates for Board membership and to recommend candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee. During the Funds’ most recent full fiscal year ended May 31, 2015, the Corporate Governance Committee held meetings five times.

At a meeting held February 18, 2015, the Board determined to implement certain changes to its committee structure. As a result, effective May 1, 2015, the Board has five committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee.

Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee will continue to have responsibility for review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, and will assume responsibility for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit and Compliance Committee.

Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board was previously named the Pricing and Investment Committee and will continue to review the Funds offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers, oversee the distribution and marketing of such Funds, and assist the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee also will continue to provide oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. Certain other responsibilities of the Pricing and Investment Committee were transferred to the Audit and Compliance Committee and the Investments Committee. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Product Management and Distribution Committee.

Corporate Governance Committee: In connection with the changes to the Board’s committee structure, the purpose and function of the Corporate Governance Committee is largely the same; however, the Corporate Governance Committee is no longer primarily responsible for coordinating the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee.

Investments Committee: The Investments Committee was created to consolidate oversight of certain areas that were previously overseen by other committees of the Board. The Investments Committee will assist the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by AMCO and/or the investment subadvisers for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee will coordinate the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Investments Committee.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

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The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2014.

	Cornerstone	Cornerstone Moderately	Cornerstone	Cornerstone Moderately
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund
Interested Trustee
Daniel S. McNamara	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	$50,001 -$100,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	$0 - $10,000	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	$10,001 - $50,000	None

	Cornerstone	Cornerstone	Precious Metals	International
	Aggressive Fund	Equity Fund	Minerals Fund	Fund
Interested Trustee
Daniel S. McNamara	None	None	$0 - $10,000	$0 - $10,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	$10,001 - $50,000	$10,001 - $50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	$0 - $10,000	None	$0 - $10,000	$0 - $10,000

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	Emerging Markets	World Growth	Growth and Tax	Government
	Fund	Fund	Strategy Fund	Securities Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	$10,001 - $50,000	$10,001 - $50,000	None
Paul L. McNamara	$10,001 - $50,000	None	None	$10,001 - $50,000
Barbara B. Ostdiek, Ph.D.	None	$0 - $10,000	None	None
Michael F. Reimherr	$0 - $10,000	None	None	None

	Treasury Money	Managed	USAA Family
	Market Trust	Allocation Fund	of Funds Total
Interested Trustee
Daniel S. McNamara	None	$10,001 - $50,000	Over $100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	None	None	None
Dawn M. Hawley	None	None	Over $100,000
Paul L. McNamara	None	None	Over $100,000
Barbara B. Ostdiek, Ph.D.	None	None	$50,000-$100,000
Michael F. Reimherr	None	None	Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2015.

Name	Aggregate	Total Compensation
of Trustee	Compensation from Funds	from the
	Listed in this SAI	USAA Family of Funds(b)
Interested Trustee
Daniel S. McNamara	None(a)	None(a)

Independent Trustee
Robert L. Mason, Ph.D.	$59,500	$221,000
Jefferson C. Boyce	$53,038	$197,000

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Dawn M. Hawley(c)	$53,038	$197,000
Paul L. McNamara	$53,038	$197,000
Barbara B. Ostdiek, Ph.D.	$55,408	$205,800
Michael F. Reimherr	$55,408	$205,800

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At May 31, 2015, the Fund Complex consisted of one registered investment company offering 52 individual funds.
(c) Dawn M. Hawley was appointed to the Board on April 2014.

No compensation is paid by any Fund to any Trustee who is a director, officer, or employee of AMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Trust expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the June 30, 2015, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of June 30, 2015, the following held of record or owned beneficially 5% or more of the voting stock of any Fund’s shares.

Title of Class	Name of Address of	Percent of Class

Precious Metals and Minerals Fund Institutional Shares	USAA Cornerstone Equity Fund	5.05%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2020 Fund	7.54%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2030 Fund	21.49%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2040 Fund	30.96%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.64%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2020 Fund	9.96%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2030 Fund	26.96%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

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International Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

International Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.64%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2020 Fund	8.41%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2030 Fund	23.06%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2040 Fund	27.28%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Target Retirement 2050 Fund	15.62%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Emerging Markets Fund Institutional Shares	USAA Federal Savings Bank	8.81%
	Trst Trust Department
	P.O. Box 690827
	San Antonio, Texas 78269

Emerging Markets Fund Institutional Shares	USAA Federal Savings Bank	6.51%
	Trst Trust Department - Reinvest Account
	9800 Fredericksburg Rd A1W
	San Antonio, Texas 78288

THE TRUST’S MANAGER

As described in the Funds’ prospectus, AMCO is the investment adviser for each Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution.

In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of the June 30, 2015, total assets under management by AMCO were approximately $139 billion, of which approximately $57 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Funds pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the

54

Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2016, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund) and (ii) by vote of a majority of the Independent Trustees cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the last three fiscal years ended May 31, management fees were as follows:

Fund	2015	2014	2013
Growth and Tax Strategy Fund	$1,226,296	$1,080,988	$947,373
Cornerstone Moderately Conservative Fund	$923,856	$648,071	$293,112
Cornerstone Moderate Fund	$8,005,356	$7,167,384	$6,376,682
Cornerstone Moderately Aggressive Fund	$18,773,133	$17,650,833	$16,691,087
Cornerstone Aggressive Fund	$1,300,661	$844,342	$370,728
Precious Metals and Minerals (Fund Shares)	$4,638,082	$5,070,320	$9,827,262
Precious Metals and Minerals Fund (Institutional Shares)	$1,206,711	$1,773,313	$2,179,192
Precious Metals and Minerals Fund (Adviser Shares)	$112,792	$94,997	$101,597
Emerging Markets (Fund Shares)	$4,682,390	$4,345,110	$5,465,772
Emerging Markets Fund (Institutional Shares)	$6,656,813	$6,423,211	$3,932,196
Emerging Markets Fund (Adviser Shares)	$45,566	$44,278	$44,996
International (Fund Shares)	$13,737,735	$12,984,037	$12,214,496
International Fund (Institutional Shares)	$12,580,202	$11,728,353	$6,886,297
International Fund (Adviser Shares)	$54,383	$55,228	$48,139
Government Securities Fund (Fund Shares)	$662,032	$558,959	$461,679
Government Securities Fund (Adviser Shares)	$4,966	$4,209	$4,422
Treasury Money Market Trust	$152,756	$177,372	$184,312
Managed Allocation Fund	$7,793,335	$6,311,189	$3,731,358
World Growth (Fund Shares)	$8,944,379	$7,832,350	$5,742,026
World Growth (Adviser Shares)	$184,371	$132,699	$53,981

The management fees of each Fund (except the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund, Managed Allocation Fund, and the Treasury Money Market Trust) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an

55

annual rate of average daily net assets and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance of the Fund relative to the relevant Lipper index. Each Fund’s performance will be measured against the relevant Lipper indexes listed below.

Fund	Lipper Index
Cornerstone Moderate Fund	Balanced Funds Index
Cornerstone Moderately Aggressive Fund	Lipper Index
Precious Metals and Minerals Fund	Precious Metals Equity Funds Index
Emerging Markets Fund	Emerging Markets Funds Index
Government Securities Fund	Intermediate U.S. Government Funds Index
Growth and Tax Strategy Fund	Composite Index
International Fund	International Funds Index
World Growth Fund	Global Funds Index

With respect to the Treasury Money Market Trust, the Cornerstone Moderately Conservative Fund, the Cornerstone Aggressive Fund, and the Managed Allocation Fund the management fee consists solely of the base investment management fee. AMCO does not receive any management fee for the Cornerstone Conservative Fund or the Cornerstone Equity Fund.

Computing the Performance Adjustment

For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base investment management fee is then added to or subtracted from based upon each Fund’s average annual performance during the performance period compared to the average annual performance of each Fund’s relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of each Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

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Fixed Income Funds:
Government Securities Fund
Growth and Tax Strategy Fund

Over/Under Performance Relative to Index	Annual Adjustment Rate (in basis points as a percentage
(in basis points) 1	of a Fund’s average daily net assets) 1
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

Equity Funds:
Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Precious Metals and Minerals Fund
Emerging Markets Fund
International Fund
World Growth Fund

Annual Adjustment Rate
Over/Under Performance Relative to Index	(in basis points as a percentage
(in basis points) 1	of a Fund’s average daily net assets) 1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.

For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

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	Examples

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a) Average annual performance over a 36-month period
(b) In basis points 1/100th of a percent
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its respective Lipper index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:

Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
Cornerstone Conservative Fund	0.10%
Cornerstone Moderately Conservative Fund	0.90%
Cornerstone Moderate Fund	1.00%
Cornerstone Aggressive Fund	1.10%
Cornerstone Equity Fund	0.10%
Emerging Markets Fund Adviser Shares	1.75%
International Fund Adviser Shares	1.40%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after October 1, 2016.

The Manager has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:

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Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
Government Securities Fund Adviser Shares	0.75%
Government Securities Fund Institutional Shares	0.45%
World Growth Fund Institutional Shares	1.10%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after August 7, 2016.

In addition, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Treasury Money Market Trust’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at anytime.

As a result of the Funds’ expense limitation, the Manager reimbursed the Funds as follows:

Fund	2015	2014	2013
Cornerstone Conservative Fund	$61,325	$85,626	$143,648
Cornerstone Moderately Conservative Fund	$270,250	$235,578	$206,802
Cornerstone Moderate Fund	$2,069,063	$2,167,555	$2,535,134
Cornerstone Aggressive Fund	$613,093	$422,471	$273,577
Cornerstone Equity Fund	$107,601	$107,268	$154,529
Precious Metals and Minerals Fund Adviser Shares	$-	$-	$5,453
Emerging Markets Fund Adviser Shares	$7,343	$-	$1,918
International Fund Adviser Shares	$5,181	$-	$7,966
World Growth Fund Adviser Shares	$-	$-	$2,032
Government Securities Fund Adviser Shares	$12,973	$-	$8,256
Treasury Money Market Fund	$560,567	$630,387	$501,782

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements to be effective August 28, 2015, with Wellington Management Company LLP and Lazard Asset Management (Lazard); October 16, 2012, with Victory Capital Management, Inc. (Victory); dated October 7, 2012, with Brandes Investment Partners, L.P. (Brandes); dated July 9, 2007, with Quantitative Management Associates LLC (QMA); and dated August 1, 2006, with the other Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2016. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), including a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or if the Advisory Agreement is terminated.

For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, (NTI). The Manager (not the Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund’s average daily net assets that NTI manages. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940,

59

as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2015, Northern Trust Corporation, through its subsidiaries, had assets under custody of $6.18 trillion and assets under investment management of $945.6 billion.

For the Cornerstone Moderately Aggressive Fund, the Manager has entered into a Subadvisory Agreement with QMA. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund’s average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

For the Emerging Markets Fund, the Manager has entered into Subadvisory Agreements with Lazard, Victory, and Brandes. The Manager (not the Fund) pays Lazard a fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets on the next $200 million; 0.65% for assets on the next $200 million; and 0.60% for assets over $600 million of the portion of the Fund’s average daily net assets that Lazard manages. Lazard Asset Management LLC, is an indirect, wholly owned subsidiary of Lazard Ltd.

The Manager (not the Fund) pays Victory a fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets on the next $100 million; and 0.70% for assets over $150 million of the portion of the Fund's average daily net assets that Victory manages. Victory is an SEC-registered investment adviser primarily for institutional clients. Through predecessor firms, Victory was founded in 1894 and is independent firm that is wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), which itself is owned by certain Victory Capital employees and Crestview Partners, a leading private equity firm, and limited outside investor.

The Manager (not the Fund) pays Brandes a fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets on the next $300 million; and 0.60% for assets over $600 million of the portion of the Fund's average daily net assets that Brandes manages. Brandes is 100% beneficially owned by senior professionals of the firm.

For the International Fund, the Manager has entered into Subadvisory Agreements with Lazard, Massachusetts Financial Services Company (d/b/a MFS Investment Management (MFS), and Wellington Management.

The Manager (not the Fund) pays Lazard a fee in the annual amount of 0.50% for assets up to $200 million; 0.45% for assets on the next $150 million; 0.40% for assets on the next $350 million; and 0.37% for assets over $600 million of the portion of the Fund’s average daily net assets that Lazard manages. Lazard Asset Management LLC, is an indirect, wholly owned subsidiary of Lazard Ltd.

The Manager (not the Fund) pays MFS a fee in the annual amount of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the average daily net assets of the Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.

The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% on the first $700 million, 0.425% on the amount above $700 million of the Fund’s average daily net assets that Wellington Management manages. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by partners of Wellington Group LLP, a Massachusetts limited liability partnership. As of June 30, 2015, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $936 billion in assets.

For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the combined average daily net assets of the World Growth Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2001, AMCO is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. AMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal

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auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund Share class (excluding the Cornerstone Conservative and Cornerstone Equity Funds and the Treasury Money Market Trust) and Adviser Share class. With respect to the Managed Allocation Fund the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets for the Fund. With respect to the Treasury Money Market Trust, the Trust has agreed to pay one-tenth of one percent (0.10%) of the average daily net assets for the Fund. The Trust currently pays no fees to AMCO with respect to the Cornerstone Conservative and Cornerstone Equity Funds. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the World Growth Fund Institutional Shares, Government Securities Fund Institutional Shares, Emerging Markets Fund Institutional Shares, International Fund Institutional Shares, and Precious Metals and Minerals Fund Institutional Shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets. We also may delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended May 31, administration and servicing fees were as follows

Fund	2015	2014	2013
Growth and Tax Strategy Fund	$374,784	$300,833	$260,780
Cornerstone Moderate Fund	$1,675,916	$1,499,227	$1,281,503
Cornerstone Moderately Aggressive Fund	$3,754,627	$3,530,167	$3,269,134
Cornerstone Moderately Conservative Fund	$277,157	$194,421	$87,511
Cornerstone Aggressive Fund	$260,132	$168,868	$73,818
Precious Metals and Minerals Fund Shares	$1,018,709	$1,143,227	$2,079,187
Precious Metals and Minerals Fund Institutional Shares	$172,989	$245,274	$294,467
Precious Metals and Minerals Fund Adviser Shares	$23,675	$19,899	$20,746
Emerging Markets Fund Shares	$736,520	$695,383	$871,071
Emerging Markets Fund Institutional Shares	$686,927	$656,541	$401,829
Emerging Markets Fund Adviser Shares	$7,130	$7,001	$7,032
International Fund Shares	$2,747,547	$2,489,247	$2,318,050
International Fund Institutional Shares	$1,677,360	$1,532,585	$898,466
International Fund Adviser Shares	$10,923	$10,729	$9,306
World Growth Fund Shares	$1,718,861	$1,497,250	$1,095,830
World Growth Fund Adviser Shares	$35,824	$25,776	$10,401
Government Securities Fund Shares	$662,748	$726,637	$929,237
Government Securities Fund Adviser Shares	$7,632	$7,685	$7,943
Treasury Money Market Trust	$122,205	$141,897	$147,450
Managed Allocation Fund	$649,445	$525,932	$310,947

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Funds. The Board has approved the reimbursement of these expenses incurred by the Manager. For the last three fiscal years ended May 31, the Funds reimbursed the Manager for these compliance and legal services, as follows:

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Fund	2015	2014	2013
Growth and Tax Strategy Fund	$7,060	$5,500	$5,382
Cornerstone Conservative Fund	$3,578	$2,334	$1,037
Cornerstone Moderately Conservative Fund	$5,204	$3,525	$1,821
Cornerstone Moderate Fund	$31,523	$27,281	$27,191
Cornerstone Moderately Aggressive Fund	$70,634	$64,263	$66,338
Cornerstone Aggressive Fund	$4,890	$3,074	$1,486
Cornerstone Equity Fund	$2,192	$1,305	$868
Precious Metals and Minerals Fund	$24,124	$27,907	$52,830
Emerging Markets Fund	$33,413	$30,723	$30,582
International Fund	$99,090	$87,313	$75,847
World Growth Fund	$32,963	$27,700	$22,768
Government Securities Fund	$12,641	$13,386	$19,430
Treasury Money Market Trust	$3,434	$3,906	$4,601
Managed Allocation Fund	$36,663	$26,342	$19,248

Codes of Ethics

The Funds’ Manager and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding their Code of Ethics.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds’ Manager as well as each Subadviser have been filed with the SEC and are available for public review.

Proxy Voting Policies and Procedures

The Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

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To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

DISTRIBUTION SERVICES

Multiple Class Information

The Precious Metals and Minerals, Emerging Markets, International, World Growth, and Government Securities Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Distribution Fees

The 1940 Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares described in this SAI are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of a Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Advisers Shares and may cost you more than paying other types of sales charges.

Distribution and Shareholder Services Plan

The Board has adopted a plan pursuant to Rule 12b-1 with respect to the Adviser Shares. The plan provides that the Adviser Shares may compensate IMCO, or such other persons as the Funds or IMCO designates, for services rendered and expenses borne in connection with activities primarily intended to result in the sale or retention of Adviser Shares, including: compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the

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distribution of Adviser Shares; printing and mailing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials. The plan also provides that the Adviser Shares may compensate IMCO, or such other persons as the Funds or IMCO designate, for services rendered and expenses borne in connection with the servicing and maintenance of Adviser Share accounts, including: compensation to organizations and employees who service Adviser Share accounts, and expenses of such organizations, including overhead and communication expenses; responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and responding to inquiries by and correspondence from shareholders. It is expected that most, if not all, payments under the plan will be made (either directly or indirectly through IMCO) to intermediaries other than IMCO, such as broker-dealers, banks, insurance companies, and retirement plan record keepers. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Adviser Share class, as well as for a wide variety of other purposes associated with supporting, distributing and servicing Adviser Shares.

Under the plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that IMCO provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows a Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund’s competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.

For the fiscal year ended May 31, 2015, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan with respect to their Adviser Shares as follows:

Fund	2015
Precious Metals and Minerals Fund Adviser Shares	$39,457
Emerging Markets Fund Adviser Shares	$11,883
International Fund Adviser Shares	$18,205
World Growth Fund Adviser Shares	$59,707
Government Securities Fund Adviser Shares	$12,720

Other Compensation to Financial Intermediaries

In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale and distribution of Adviser Shares of a Fund and for services to the Adviser Shares of a Fund and its shareholders. These non-plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue

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sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of Adviser Shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the Adviser Shares class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.

From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.

If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.

PORTFOLIO MANAGER DISCLOSURE

AMCO

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2015.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies (millions)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (millions)	Other Pooled Investment Vehicles	Other Accounts
Cornerstone Conservative Fund
Wasif A. Latif	16/$8,199.1	-	-	4/$2,223.9	-	-
John P. Toohey	15/$10,230.3	-	-	4/$4,344.3	-	-
Cornerstone Moderately Conservative Fund
Dan Denbow	5/$948.1	-	-	3/$764.1	-	-
Arnold J. Espe	7/$3,090.7	-	-	3/$1,489.2	-	-
Wasif A. Latif	16/$8,255.0	-	-	4/$2,223.9	-	-
John P. Toohey	15/$10,286.2	-	-	4/$4,344.3	-	-
Cornerstone Moderate Fund
Dan Denbow	5/$946.2	-	-	2/$762.2	-	-
Arnold J. Espe	7/$2,683.0	-	-	2/$966.6	-	-
Wasif A. Latif	16/$7,718.5	-	-	3/$1,597.6	-	-
John P. Toohey	15/$9,749.7	-	-	3/$3,718.1	-	-
Cornerstone Moderately Aggressive Fund
Dan Denbow	5/$933.4	-	-	2/$749.4	-	-

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Arnold J. Espe	7/$2,333.5	-	-	2/$617.1	-	-
Wasif A. Latif	16/$7,007.1	-	-	3/$886.3	-	-
John P. Toohey	15/$9,038.3	-	-	3/$3,006.8	-	-
Cornerstone Aggressive Fund
Dan Denbow	5/$948.1	-	-	3/$764.1	-	-
Arnold J. Espe	7/$3,171.4	-	-	3/$1,489.2	-	-
Wasif A. Latif	16/$8,176.6	-	-	4/$2,223.9	-	-
John P. Toohey	15/$10,207.8	-	-	4/$4,344.3	-	-
Cornerstone Equity Fund
Wasif A. Latif	16/$8,253.0	-	-	4/$2,223.9	-	-
John P. Toohey	15/$10,284.2	-		4/$4,344.3	-	-
Growth and Tax Strategy Fund
John C. Bonnell	3/$3,694.2	-	-	3/$3,694.2	-	-
Diederik Olijslager	6/$9,751.0	-	-	6/$9,751.0	-	-
Precious Metals and Minerals Fund
Dan Denbow	5/$200.7	-	-	2/$16.7	-	-
Government Securities Fund
Donna J. Baggerly	0/ $0	-	-	0/ $0	-	-
Neal Graves	0/ $0	-	-	0/ $0	-	-
Managed Allocation Fund
Arnold J. Espe	7/$1,807.0	-	-	3/$1,489.2	-	-
R. Matthew Freund	5/$16,022.1	-	-	4/$15,861.9	-	-
Wasif A. Latif	16/$6,946.1	-	-	4/$2,223.9	-	-
John P. Toohey	15/$8,977.3	-	-	4/$4,344.3	-	-
Treasury Money Market Trust
Anthony M. Era	3/$5,985.5	-	-	2/$671.0	-	-

Conflicts of Interest: These portfolio managers provide portfolio management services to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund also is periodically reviewed by AMCO’s Investment Strategy Committee, and portfolio managers’ have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: AMCO’s compensation structure for portfolio managers includes a base salary, a performance-based bonus, a holiday bonus, and both a short-term and long-term corporate bonus. The portfolio managers are officers of AMCO and their base salary is

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determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation and interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager relative to a predetermined benchmark(s) over one- and three-year periods. The benchmark for some Funds is a broad-based market index or a composite of broad-based market indexes. Other Funds use as their benchmark the applicable Lipper or iMoneyNet, Inc. category. Greater weight is generally placed on the three-year performance of the Fund relative to its benchmark. Portfolio managers whose incentive payments are based upon comparisons to the universe of funds within a Lipper category will receive incentive payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

As of May 31, 2015, the following benchmarks were used to measure the portfolio managers’ performance for the USAA Funds they managed:

Portfolio Managers	Fund	Benchmark(s)
John P. Toohey	Cornerstone Moderate	Large Cap Core Index/ Mixed Asset Target Allocation
	Cornerstone Moderately Aggressive	Large Cap Core Index/Global Flexible Fund Index
	Cornerstone Conservative	Mixed Asset Target Allocation
	Cornerstone Moderately Conservative	Mixed Asset Target Allocation
	Cornerstone Aggressive	Large Cap Core Index
	Cornerstone Equity	Multi Cap Core Index
Managed Allocation

Wasif A. Latif	Cornerstone Moderate	Large Cap Core Index/ Mixed Asset Target Allocation
	Cornerstone Moderately Aggressive	Large Cap Core Index/Global Flexible Fund Index
	Cornerstone Conservative	Mixed Asset Target Allocation
	Cornerstone Moderately Conservative	Mixed Asset Target Allocation
	Cornerstone Aggressive	Large Cap Core Index
	Cornerstone Equity	Multi Cap Core Index
Managed Allocation

Arnold J. Espe	Cornerstone Moderate	Intermediate Investment Grade Debt
	Cornerstone Moderately Aggressive	General U.S. Gov't/Intermediate Investment Grade Debt
	Cornerstone Moderately Conservative	Mixed Asset Target Allocation
	Cornerstone Aggressive	Mixed Asset Target Allocation
Managed Allocation

Dan Denbow	Cornerstone Moderate	Large Cap Core Index
	Cornerstone Moderately Aggressive	Precious Metals Fund Index
	Cornerstone Moderately Conservative	Mixed Asset Target Allocation
	Cornerstone Aggressive	Large Cap Core Index
	Precious Metals and Minerals	Precious Metals Fund Index

John C. Bonnell	Growth and Tax Strategy	General Municipal Debt

Diederik Olijslager	Growth and Tax Strategy	General Municipal Debt

Donna J. Baggerly	Government Securities	Intermediate U.S. Government Funds

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Neal Graves	Government Securities	Intermediate U. S. Government Funds

Anthony M. Era	Treasury Money Market	Treasury & Repo

Oversight of the portfolio manager’s compensation is provided by a committee and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

USAA’s philosophical position is to measure performance both on an enterprise and individual basis. As such, portfolio managers, similar to other USAA executives, are also measured against USAA’s enterprise performance. Including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on USAA’s mission.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The USAA Board reviews and determines whether or not to approve the holiday bonus at its November meeting.

Portfolio managers are also eligible to receive an annual corporate bonus based on the attainment of certain corporate performance metrics. The corporate bonus is available to all USAA employees, and is awarded as a percentage of each employee’s base salary, as determined by the USAA Board of Directors.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period based on achieving enterprise-level goals over three annual performance cycles. Similar to the corporate bonus, the long-term bonus is awarded as a percentage of the portfolio manager’s salary, as determined by the USAA Board of Directors.

A LTBP bonus is awarded annually, but is subject to two additional adjustments for each of the two subsequent plan years based on the achievement of enterprise-level goals for the applicable years. As part of USAA’s pay for performance philosophy, the initial LTBP award for a plan year may also be reduced or eliminated if the individual’s performance or other issues warrant an adjustment. For subsequent adjustments (second and third year adjustments), the awards are subject to downside risk of up to 30% of the long-term balance at the end of each year. During the three-year holding period, the bonus accounts are credited with interest.

Oversight regarding achievement of USAA’s enterprise results is provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended May 31, 2015, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
Arnold J. Espe	Cornerstone Moderately Aggressive Fund	None
	Cornerstone Moderate Fund	None
	Cornerstone Aggressive Fund	None
	Cornerstone Moderately Conservative Fund	None
	Managed Allocation Fund	None

John C. Bonnell	Growth and Tax Strategy Fund	None

R. Matthew Freund	Managed Allocation Fund	None

Dan Denbow	Precious Metals and Minerals Fund	$100,001- $500,000
	Cornerstone Moderate Fund	None
	Cornerstone Moderately Aggressive Fund	$50,001-$100,000
	Cornerstone Moderately Conservative Fund	None
	Cornerstone Aggressive Fund	None
	Managed Allocation Fund	None

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John P. Toohey	Cornerstone Moderately Aggressive Fund	$50,001-$100,000
	Cornerstone Moderate Fund	$100,001-$500,000
	Cornerstone Conservative Fund	None
	Cornerstone Aggressive Fund	None
	Cornerstone Moderately Conservative Fund	None
	Cornerstone Equity Fund	None
	Managed Allocation Fund	None

Wasif A. Latif	Cornerstone Moderately Aggressive Fund	None
	Cornerstone Moderate Fund	None
	Cornerstone Conservative Fund	None
	Cornerstone Moderately Conservative Fund	None
	Cornerstone Aggressive Fund	None
	Cornerstone Equity Fund	None
	Managed Allocation Fund	$1-$10,000

Donna J. Baggerly	Government Securities Fund	$1-$10,000

Neal Graves	Government Securities Fund	$50,001-$100,000

Anthony M. Era	Treasury Money Market Trust	$50,001-$100,000

Diederik Olijslager	Growth and Tax Strategy Fund	$1-$10,000

NTI

The following table sets forth other accounts for which Growth and Tax Strategy Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2015.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Growth and Tax Strategy Fund
Christopher A. Fronk	-	-	5/$1,116 millions	-	-	-
Jacob C. Weaver	1/$321.7 millions	-	15/$1,116millions	-	-	-

Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolios, as well as other accounts, including separate accounts, and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely a manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

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Compensation: Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a qualitative and quantitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Ownership: As of May 31, 2015, no portfolio manager of NTI beneficially owned any shares of the USAA Fund they managed.

MFS

The following table sets forth other accounts for which the International and World Growth Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2015.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Fund
Marcus L. Smith	12/$13.3 billion	5/$2.7 billion	35/$8 billion	-	-	-
Daniel Ling	11/$13.1 billion	3/$2.3 billion	27/$6.4 billion	-	-	-

World Growth Fund
David R. Mannheim	5/$11.7 billion	15/$24.7 billion	101/$46.2 billion	-	-	12/$4.0 billion
Roger Morley	5/$6.2 billion	16/$24.7 billion	101/$46.2 billion	-	-	12/$4.0 billion
* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) give rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation: Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

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Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of May, 2015, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Portfolio Manager	Benchmark(s)
World Growth Fund
David Mannheim	MSCI World Index

Roger Morley	MSCI World Index
International Fund

Marcus L. Smith	MSCI EAFE Index

Daniel Ling	MSCI EAFE Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Ownership: As of the fiscal year ended May 31, 2015, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.

Lazard

The following table sets forth other accounts for which the Emerging Markets Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of June 30, 2015.

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		Number of Other Accounts Managed			Number of Accounts and Assets for Which
		and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager		Register Investment Companies	Other Pooled Vehicles	Other Accounts	Register Investment Companies	Other Pooled Vehicles	Other Accounts
Emerging Markets Fund
Jai Jacob
	AUM # of Accounts	6 $1,949,972,978	3 $80,458,240	5 $1,882,119,167	-	-	-
Stephen Marra
	AUM # of Accounts	6 $1,949,972,978	3 $80,458,240	5 $1,882,119,167	-	-	-

James Donald
	AUM # of Accounts	3 $4,277,493,255	20 $8,779,618,574	165 $16,727,947,685	1 $3,313,974,874	-	4 $3,005,411,918

Kevin O'Hare
	AUM # of Accounts	3 $460,412,211	6 $346,006,677	14 $2,839,220,511	-	-	1 $2,037,116,923

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:

1.
Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.
Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

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3.
Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

4.
The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.

Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the MSCI Emerging Markets Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.

Portfolio Ownership: As of May 31, 2015, no portfolio manager of Lazard beneficially owned any shares of the Emerging Markets Fund.

Victory

The following table sets forth other accounts for which the Emerging Markets Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2015.

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	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Fund	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Team: Margaret Lindsey, Joshua Lindland, Tiffany Kuo	1/ $13.7	7/ $41.8	6/ $561.2	-	-	-

Compensation: Victory’s compensation package for investment professionals includes a combination of base salary, annual cash bonus, revenue sharing, and/or equity. Bonuses are based on investment performance incentives and by the incremental growth in revenue of their respective strategies. In addition, there is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.

Conflicts of Interest: Portfolio managers at Victory typically manage multiple portfolios. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in the composite and are, therefore, monitored for deviation via monthly composite reporting.

Aggregate Orders: Victory may combine orders into block trades when more than one account is participating in a trade. This blocking technique must be fair and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) Victory will aggregate transaction orders only if Victory believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of Victory's investment advisory agreements with each client for which trades are being aggregated

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which Victory or their associated persons are partners or participants, or managed employee accounts) is permissible. No proprietary account (accounts/funds that are sponsored or managed by Victory) may be favored over any other participating account and such practice must be consistent with Victory’s Code of Ethics.

Broker Selection: Brokerage commissions generated from client transactions may be used to obtain research and/or brokerage services from broker-dealers. These services assist the portfolio managers in the investment decision making process for Victory clients. Thus, Victory may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. This could create a conflict of interest. Victory addresses this conflict by seeking best execution and through oversight of the use of specific brokers.

Commission rates paid on client transactions must reflect comparative market rates. In addition, Victory will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, financial willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine brokerage selection.

Personal Trading: Victory has adopted a code of ethics (“Code”) for all of Victory’s employees describing Victory’s standard of business conduct, and fiduciary duty to clients. The Code is designed to assure that the personal securities transactions, activities and interest of the employees will not interfere with i) making decisions in the best interest of Victory’s clients and (ii) implementing such decisions while, at the same time allowing employees to trade for their own accounts. Subject to satisfying the Code and applicable laws, Victory employees may trade for their own accounts in securities which are purchased for Victory’s clients. Currently, Victory does not allow the purchase of equity securities in personal trading accounts. All Victory employees must pre-clear personal transactions through the compliance department for all reportable securities.

Portfolio Ownership: As of May 31, 2015, no portfolio managers of Victory beneficially owned any shares of the Emerging Markets Fund.

Brandes

The following table sets forth other accounts for which the Emerging Markets Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2015.

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	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Fund*	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Doug Edman, CFA	4/$1,478	6/$922	510/$3,044	-	-	1/$63
Chris Garrett, CFA	4/$1,478	6/$922	510/$3,044	-	-	1/$63
Louis Lau	4/$1,478	6/$922	510/$3,044	-	-	1/$63
Greg Rippel, CFA	4/$1,478	6/$922	510/$3,044	-	-	1/$63
Gerardo Zamorano, CFA	5/$1,482	8/$1,072	510/$3,044	-	-	1/$63

Investment decisions are the responsibility of the Brandes Emerging Markets Investment Committee, which is comprised of a limited number of senior analysts and portfolio management professionals of Brandes. The portfolio managers listed above are the voting members of the Emerging Markets Investment Committee. Each account managed by the Emerging Markets Investment Committee is included in the number of accounts and total assets for the portfolio managers listed (even if such portfolio manager does not have the primary involvement in the day-to-day management of the account.)

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by Brandes. If one of Brandes’ investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Investment in the Fund. Members of Brandes’ Emerging Markets Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures, as described above, are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Compensation

The overall program includes:

▪	Competitive base salaries and benefits

▪	Annual discretionary bonus plan

▪	Participation in profit sharing plan 401(k) plans

▪	Potential for participation in the firm’s phantom equity program

▪	Potential for participation in the firm’s Limited Partnership

Compensation is fixed. Individual performance is closely examined when making decisions on bonuses and changes in base salary. A number of qualitative and quantitative evaluation criteria are considered which may include research productivity, quality of work and the firm’s overall business results. Compensation is not tied directly to asset levels or number of covered companies in the portfolio. There is no difference in methodology of compensation in connection with other accounts.

Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

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Portfolio Ownership: As of May 31, 2015, no portfolio managers of Brandes beneficially owned any shares of the Emerging Markets Fund.

QMA

The following table sets forth other accounts for which the Cornerstone Moderately Aggressive Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2015.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Cornerstone Moderately Aggressive Fund
Jabob Pozharny	7/$3,050,882,635	10/$2,035,802,370	31/$8,845,156,849	-	-	12/$2,956,773,696

John Van Belle	7/$3,050,882,635	10/$2,035,802,370	31/$8,845,156,849	-	-	12/$2,956,773,696
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

Twelve of these accounts with aggregate assets of $2,956,773,696 are subject to performance-based advisory fees.

Conflicts of Interest. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•	Elimination of the conflict;
•	Disclosure of the conflict; or
•	Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

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Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.
QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

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Conflicts Related to QMA’s Asset Allocation Services

QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Manager. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class. QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

In certain arrangements QMA subadvises mutual funds for the Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. From time to time, the Manager may also select managers for some of QMA’s asset allocation products. The Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are considered during initial project launch.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

Portfolio Owenrship. As of May 31, 2015, no portfolio manager of QMA beneficially owned any shares of the USAA Cornerstone Moderately Aggressive Fund.

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PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), form N-MFP (for the Treasury Money Market Trust) and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■ Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

■ Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

■ As disclosed in this SAI; and

■ As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g. RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports and quarterly schedules of portfolio holdings on usaa.com, which reports are filed with the SEC. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month, and, the Treasury Money Market Trust will post information related to its portfolio holdings on usaa.com five business days at the end of each month and will keep such information on the website for six months thereafter.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s

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portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Board, including the Independent Trustees.

GENERAL INFORMATION
Underwriter

The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of the Funds’ shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Cornerstone Conservative, Cornerstone Moderately Conservative, Cornerstone Moderate, Cornerstone Moderately Aggressive, Cornerstone Aggressive, and Cornerstone Equity, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund (excluding the Cornerstone Conservative and Cornerstone Equity Funds) pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The Transfer Agent does not receive any fees for its services rendered to the Cornerstone Conservative and Cornerstone Equity Funds. The fee is subject to change at any time.

For its services under the Transfer Agency Agreement, the World Growth Fund Institutional Shares, Government Securities Fund Institutional Shares, Emerging Markets Fund Institutional Shares, International Fund Institutional Shares, Precious Metals and Minerals Fund Institutional Shares, each pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Managed Allocation Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-twentieth of one percent (0.05%) of the average net assets. In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

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Independent Registered Public Accounting Firm

Ernst & Young LLP, 1700 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is VERY STRONG.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still STRONG.

BBB
An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

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CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD	Default. “DD” indicates potential recoveries in the range of 50% - 90%.
D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

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CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

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S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

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R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)

Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

06088-0815

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Part B

Statement of Additional Information for the Aggressive Growth Fund Shares,
Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares,
Growth & Income Fund Shares, Growth & Income Fund Institutional Shares, Growth & Income Fund Adviser Shares,
Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund
Institutional Shares, Short-Term Bond Fund Shares, Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science &
Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund,Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond
Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High Income Fund Shares, High Income Fund Institutional Shares, High Income Fund
Adviser Shares, Capital Growth Fund Shares, Capital Growth Fund Institutional Shares, and Value Fund Shares, Value Fund Institutional Shares, Value Fund Adviser Shares

Is included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION DECEMBER 1, 2014 AS SUPPLEMENTED AUGUST 7, 2015

Aggressive Growth Fund Shares (USAUX)	Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)	Growth Fund Institutional Shares (UIGRX)
Growth & Income Fund Shares (USGRX)	Growth & Income Fund Adviser Shares (USGIX)
Growth & Income Fund Institutional Shares
Income Stock Fund Shares (USISX)	Income Stock Fund Institutional Shares (UIISX)
Income Fund Shares (USAIX)	Income Fund Institutional Shares (UIINX)
Income Fund Adviser Shares (UINCX)	Short-Term Bond Fund Shares (USSBX)
Short-Term Bond Fund Adviser Shares (UASBX)	Short-Term Bond Fund Institutional Shares (UISBX)
Science & Technology Fund Shares (USSCX)	Science & Technology Fund Adviser Shares (USTCX)
First Start Growth Fund (UFSGX)	Money Market Fund (USAXX)
Intermediate-Term Bond Fund Shares (USIBX)	Intermediate-Term Bond Fund Institutional Shares (UIITX)
Intermediate-Term Bond Fund Adviser Shares (UITBX)	High Income Fund Institutional Shares (UIHIX)
High Income Fund Shares (USHYX)	High Income Fund Adviser Shares (UHYOX)
Small Cap Stock Fund Shares (USCAX)	Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund (USCGX)	Capital Growth Fund Institutional Shares
Value Fund Shares (UVALX)	Value Fund Institutional Shares (UIVAX)
Value Fund Adviser Shares (UAVAX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-four no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High Income Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified. The First Start Growth and Money Market Funds each offer Fund Shares only. The Growth & Income, Income, High Income, Short-Term Bond, Intermediate-Term Bond, and Value Funds offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Science Technology Fund offers two classes of shares: Fund Shares and Adviser Shares. The Aggressive Growth, Capital Growth, Growth, Income Stock, and Small Cap Stock Funds each offer two classes of shares: Fund Shares and Institutional Shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

You may obtain a free copy of a prospectus dated December 1, 2014, for any of the Aggressive Growth Fund, Growth Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High Income Fund, Small Cap Stock Fund, and Value Fund and a free copy of a prospectus dated August 7, 2015, for the Growth & Income Fund and Capital Growth Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus.

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The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended July 31, 2014, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
3	Valuation of Securities
4	Conditions of Purchase and Redemption
5	Additional Information Regarding Redemption of Shares
7	Investment Plans
9	Investment Policies
30	Investment Restrictions
31	Portfolio Transactions and Brokerage Commissions
36	Fund History and Description of Shares
38	Tax Considerations
41	Trustees and Officers of the Trust
54	The Trust’s Manager
63	Proxy Voting Policies and Procedures
64	Distribution Services
66	Portfolio Manager Disclosure
87	Portfolio Holdings Disclosure
89	General Information
90	Appendix A – Long-Term and Short-Term Debt Ratings

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VALUATION OF SECURITIES

USAA Asset Management Company (AMCO or Manager) serves as the Manager of the Funds. Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The Trust’s Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

The value of securities of each Fund (except the Money Market Fund) is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Short-Term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

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Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s subadviser, if applicable, at fair value by us using valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

The Money Market Fund’s securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board has established procedures designed to stabilize the Money Market Fund’s price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations or suspending redemptions to the extent permitted under the SEC rules.

The Money Market Fund utilizes credit ratings from the following designated nationally recognized statistical rating organizations (NRSROs) to determine whether a security is eligible for purchase by the Money Market Fund under applicable securities laws. The Board has designated the following four NRSROs as the Designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service, Inc. (Moody’s), (2) Standard & Poor’s Ratings Services (S&P), (3) Fitch Ratings Inc. (Fitch), and (4) DBRS, Inc. (f/k/a Dominion Bond Rating Service Limited) (Dominion).

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.

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Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Confirmations and Account Statements

Fund shareholders will receive a confirmation for each buy, sell, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain reinvestments, purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gains distributions, which could negatively affect a Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

Accounts with a balance of less than $250 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your last known address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

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Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

*	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

*	Purchases and sales pursuant to automatic investment or withdrawal plans;

*	Purchases and sales made through USAA Managed Portfolios UMP TM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

*	Purchases and sales by the Target Retirement Funds; Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

*	Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

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Redemption by Check

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

Redemption by Bill Pay

Shareholders in the Money Market Fund may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

Redemption Fees

The High Income Fund Shares, Institutional Shares, and Adviser Shares each have a 1% redemption fee that may apply if a shareholder redeems Fund Shares, Institutional Shares, or Adviser Shares within 180 days of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Fund Shares, Institutional Shares, or Adviser Shares held for 180 days or more are not subject to the 1% fee. The Adviser Shares of the Growth & Income Fund, Income Fund, Intermediate-Term Bond Fund, Science and Technology Fund, Value Fund, and Short-Term Bond Fund may, but currently do not, impose a redemption fee of 1% that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, systematic withdrawals, small balance account maintenance fees, distribution disbursements and reimbursements and certain types of individual retirement account (IRA) transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. Each Fund reserves the right to modify or eliminate the redemption fee at any time.

INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take
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place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax-exempt funds).

Applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the
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programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the First Start Growth Fund, Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, and High Income Fund, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term
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securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Borrowing

Each Fund may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940, as amended (1940 Act). Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which
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typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Commodity-Linked Notes

Each Fund (except the Money Market Fund) may invest in commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They can also generate tax risks.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of
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such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Derivatives

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may
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use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Equity Securities

Each Fund (except the Money Market Fund) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond Fund and Intermediate-Term Bond Fund investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Equity-Linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Eurodollar and Yankee Obligations

Each Fund (except the Money Market Fund) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate,
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changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Exchanged-Traded Funds (ETFs)

Each Fund (except the Money Market Fund) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes (ETNs)

Each Fund (except theMoney Market Fund) may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Foreign Securities

The Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Small Cap Stock Fund, and Value Fund may invest up to 20% of their assets, the Science & Technology Fund may invest up to 50% of its assets, and the Capital Growth Fund, First Start Growth Fund may invest up to 100% of their assets in foreign securities purchased in either foreign or U.S. markets, including ADRs and GDRs). The High Income Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term
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Bond Fund may invest up to 20% of their assets in non-dollar-denominated securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The Manager or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, the Hong Kong Special Administrative Region (Hong Kong), Ireland, Israel, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, the United Kingdom, and the United States. The People’s Republic of China (PRC) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund (except the Money Market Fund) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do
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so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

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The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Illiquid Securities

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 5%) of its net assets, in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.

Initial Public Offerings

Each Fund (except the Money Market Fund ) may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Investments in the Tobacco, Alcoholic Beverage, and Gaming Industries

The First Start Growth Fund’s assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages, or in companies primarily focused on gaming activities.

Lending of Securities

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

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Leveraged Loans

Each Fund (except the Money Market Fund) may invest in leveraged loans. Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above. Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as (LIBOR) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Limitations and Risks of Options and Futures Activity

Each Fund (except the Money Market Fund) may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds'
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investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper (as defined below), Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Loan Interests and Direct Debt Instruments (bank loans)

Each Fund (except the Money Market Fund) may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have
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to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Master Limited Partnerships (MLPs)

The Capital Growth Fund,Income Fund, Income Stock Fund, and High Income Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be treated as a partnership for federal tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.

Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, may also impact MLPs.

MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause the MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any
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investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae, also known as GNMA), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2014, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. They have paid approximately $218.7 billion in dividends. Fannie Mae and Freddie Mac ended the second quarter of 2014 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA had previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of Fannie Mae and Freddie Mac is in question as the U.S. Government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae and Freddie Mac and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.

Each Fund (except the Money Market Fund) also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

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CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit
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quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Options on Futures Contracts

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options on Securities and Securities Indexes

Each Fund (except the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad.
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Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

Periodic Auction Reset Bonds

Each Fund (except the Money Market Fund) may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund (except the Money Market Fund) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off, before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Put Bonds

Each Fund may invest in securities the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, as of the date of this SAI, interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected
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by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation, some, in ways that are still unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

In July 2014, the SEC adopted additional amendments to money market fund regulations (2014 Amendments) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear; however, any changes to a Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Real Estate Investment Trusts (REITs)

Because each Fund (except the Short-Term Bond Fund, Intermediate-Term Bond Fund, and Money Market Fund) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.

In addition, each Fund (except the Money Market Fund) may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

Repurchase Agreements

Each Fund may invest in repurchase agreements. The Money Market Fund may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell
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it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

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Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

Swap Arrangements

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.

In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through futures commission merchants (FCM) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled
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to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The High Income Fund, First Start Growth Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund may enter into credit default swap contracts (CDSs) for investment purposes. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The High Income Fund, First Start Growth Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Synthetic Instruments

The First Start Growth Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Short-Term Bond Fund, and Money Market Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its
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terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

Tax-Exempt Securities

Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

Temporary Defensive Policy

Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.

Treasury Inflation-Protected Securities (TIPS)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest
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rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Variable-Rate Demand Notes (VRDNs)

Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2)
except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

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(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

In addition, with respect to the Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2) and certificates of deposit, time deposits, bankers' acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

With respect to each Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Income Stock Fund invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends; Short-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between one and three years; Intermediate-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between three to ten years; Science & Technology Fund invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through
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USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

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Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2014, the following Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Aggregate Value of Securities
Bank of America
Income Fund	$21,383,000
Money Market Fund	$107,894,000
Growth & Income Fund	$11,782,000
Short-Term Bond Fund	$26,173,000
First Start Growth Fund	$846,000
Intermediate-Term Bond Fund	$21,233,000
Value Fund	$14,566,000
Barclays Global Investors Services
Income Fund	$5,645,000
Short-Term Bond Fund	$7,708,000
First Start Growth Fund	$1,031,000
Intermediate-Term Bond Fund	$1,684,000
High Income Fund	$1,064,000
Citigroup
Value Fund	$16,168,000
Citigroup Global Markets, Inc.
Income Fund	$12,898,000
Money Market Fund	$66,582,000
Growth & Income Fund	$28,040,000
First Start Growth Fund	$2,045,000
Short-Term Bond Fund	$17,823,000
Intermediate-Term Bond Fund	$6,747,000
Deutsche Bank Securities, Inc.
Money Market Fund	$30,000,000
Short-Term Bond Fund	$5,175,000
High Income Fund	$4,875,000
JP Morgan Securities
Aggressive Fund	$4,813,000
Income Fund	$10,630,000

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Money Market Fund	$139,254,000
Income Stock Fund	$43,915,000
Growth & Income Fund	$11,520,000
First Start Growth Fund	$2,877,000
Short-Term Bond Fund	$20,193,000
Intermediate-Term Bond Fund	$12,235,000
High Income Fund	$1,067,000
JP Morgan Chase & Co.
Capital Growth Fund	$6,920,000
Value Fund	$21,966,000
Morgan Stanley
Aggressive Fund	$8,761,000
Income Fund	$10,665,000
Money Market Fund	$105,742,000
Growth & Income Fund	$13,929,000
Intermediate-Term Bond Fund	$10,666,000
Goldman Sachs Group Inc.
First Start Growth Fund	$553,000
UBS Warburg LLC
Income Fund	$10,070,000
Money Market Fund	$50,000,000
Short-Term Bond Fund	$10,070,000
State Street Bank & Trust Company
Income Fund	$19,575,000
Income Stock Fund	$8,065,000
Growth & Income Fund	$9,432,000
First Start Growth Fund	$1,370,000
Intermediate-Term Bond Fund	$16,291,000
Credit Suisse First Boston Corp.
Income Fund	$4,029,000
Money Market Fund	$25,000,000
Short-Term Bond Fund	$4,932,000
Bank of New York
Income Fund	$15,039,000
Money Market Fund	$4,889,000
State Street Corp
Value Fund	$17,314,000
Well Fargo
Money Market Fund	$102,471,000
Income Stock Fund	$41,644,000
Growth & Income Fund	$12,538,000
Short-Term Bond Fund	$5,114,000
First Start Growth Fund	$1,730,000
Intermediate-Term Bond Fund	$5,165,000
High Income Fund	$15,494,000
Value Fund	$23,368,000

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Brokerage Commissions

During the last three fiscal years ended July 31, the Funds paid the following aggregate brokerage fees:

Fund	2014		2013		2012
Aggressive Growth Fund	$579,545		$604,096		$633,039
Growth Fund	$427,627		$425,749		$589,898
Growth & Income Fund	$708,702	(b)	$1,206,291	(a)	$988,846
Income Stock Fund	$582,289	(b)	$737,075		$816,120
Intermediate-Term Bond Fund	$9,450	(e)	$34,354	(d)	$2,808
Short-Term Bond Fund	$11,025		$17,171	(d)	$1,404
Science & Technology Fund	$619,300		$663,130		$552,963
First Start Growth Fund	$407,653	(a)	$297,939		$231,922
High Income Fund	$42,119		$33,182	(b)	$78,240
Income Fund	$24,593	(c)	$1,395	(b)	$35,575
Small Cap Stock Fund	$1,195,869		$1,383,216	(a)	$931,076
Capital Growth Fund	$317,341	(b)	$803,880		$947,142
Value Fund	$421,339		$319,272		$373,115

(a)	An increase in the purchase of equity securities resulted in an increase in brokerage fees.
(b)	A decrease in portfolio transactions resulted in a decrease in brokerage fees.
(c)	Significant cash flow into the Fund during the fiscal year ended July 31, 2014, resulted in more frequent portfolio transactions and led to an increase in broker commissions for the year.
(d)	An increase in the purchase of futures resulted in an increase in brokerage fees.
(e)	A decrease in futures transactions resulted in a decrease in brokerage fees.

During the last three fiscal years ended July 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of the Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2014, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

Fund	Transaction Amount	Commissions/Underwriting Concessions
Aggressive Growth Fund	$376,958,773	$140,209
Growth Fund	$414,441,590	$175,464
Growth & Income Fund	$578,563,386	$161,525
Income Stock Fund	$139,898,661	$14,150
Income Fund	$8,890,489	$2,669
Science & Technology Fund	$82,301,301	$48,857
First Start Growth Fund	$3,523,141	$402
High Income Fund	$11,184,387	$2,266
Small Cap Stock Fund	$60,899,044	$70,411
Capital Growth Fund	$420,663,882	$83,768
Value Fund	$163,891,394	$124,513

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Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than the Money Market Fund’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended July 31, the Funds’ portfolio turnover rates were as follows:

Fund	2014		2013
Aggressive Growth Fund	68%		67%
Growth Fund	31%		28%
Growth & Income Fund	61%	(d)	112%	(b)
Income Stock Fund	57%		64%
Income Fund	14%		24%
Short-Term Bond Fund	28%		25%
Science & Technology Fund	91%		93%
First Start Growth Fund	64%		70%
Intermediate-Term Bond Fund	8%		10%
High Income Fund	21%		47%
Small Cap Stock Fund	45%		55%	(a)
Capital Growth Fund	36%	(c)	83%
Value Fund	20%		26%

(a)	Reflects decreased trading activity due to changes in subadvisers and asset allocation strategies.
(b)	Reflects increased trading due to changes in subadvisers.
(c)	Reflects decreased trading activity due to market volatility.
(d)	Reflects decreased trading due to changes in subadvisers.

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-four such portfolios have been established, fourteen of which are described in this SAI.

Each Fund is classified as diversified. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth Fund, Income Fund, and Money Market Fund were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income Fund and Short-Term Bond Fund were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology Fund and First Start Growth Fund were established on May 9, 1997, and commenced public offering of their shares on August 4, 1997; the Intermediate-Term Bond Fund, High Income Fund (formerly High-Yield Opportunities), and Small Cap Stock Fund were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain
36

other financial intermediaries the Fund may approve from time to time. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time.

The Aggressive Growth Fund, Capital Growth Fund, Growth Fund, Income Stock Fund, and Small Cap Stock Fund offer two classes of shares, identified as Fund Shares and Institutional Shares. The Growth & Income Fund, Income Fund, Intermediate-Term Bond Fund, High Income Fund, Short-Term Bond Fund, and Value Fund offer three classes of shares, identified as Fund Shares, Institutional Shares, and Adviser Shares. The Science & Technology Fund offers two classes of shares, identified as Fund Shares and Adviser Shares. The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The Growth & Income Fund and Capital Growth Fund commenced offering Institutional Shares on August 7, 2015. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. Shares of each class of a Fund represent an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

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Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:

Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Converting from Adviser Shares into Fund Shares: If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.

Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of a Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS

Taxation of the Funds

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code) (RIC). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies (“90% test”); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year.

If a Fund failed to qualify for RIC treatment for any taxable year -- either (1) by failing to satisfy the distribution requirement, even if it satisfied the 90% test and those diversification requirements (Other Qualification Requirements), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (QDI) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the year, (2) 98.2% of its capital gain net income for the twelve-month
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period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as "qualifying income" under the 90% test. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”

Some futures contracts, foreign currency contracts, and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and Excise Tax.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on non-corporate shareholders QDI described in the Funds’ prospectuses.

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If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (OID) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Accrued OID with respect to tax-exempt obligations a Fund may acquire generally will be excluded from its taxable income, although that OID will be included in its gross income for purposes of the 90% test and will be added to its adjusted basis in those obligations for purposes of determining gain or loss on sale or at maturity. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued taxable and tax-exempt OID, to satisfy the distribution requirement and (except with respect to tax-exempt OID) to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

Although income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the 90% test, the IRS issued a large number of private letter rulings (PLRs) (which the Funds may not cite as precedent) beginning in 2006 that income a RIC derives from certain “structured notes that create a commodity exposure” (so-called “commodity-linked notes”) do constitute qualifying income. However, the IRS suspended the issuance of those rulings in July 2011 pending its re-examination of the policies underlying them, which was still ongoing at the date hereof. There can be no assurance that the IRS will resume issuing those PLRs or that there will not be changes in tax or other federal law that might adversely affect the Funds’ ability to invest in commodity-linked notes. If a Fund invests in those notes and the IRS changed its position expressed in the PLRs, the Fund may be unable to qualify as a RIC for one or more years.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.

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Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of Fund Shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.

If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made in that year may be recharacterized as a return of capital its shareholders. Distributions in excess of a Fund's distribution requirement, but not in excess of the its earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current year realized gains. A return of capital distribution generally will not be taxable but will reduce a shareholder's basis in the shares and result in a higher capital gain or lower capital loss when the shares are redeemed.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be “qualified dividend income,” distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRAs the basis information for shares purchased after December 31, 2011 (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.

The foregoing discussion is only a summary of certain federal tax considerations affecting each Fund and its shareholders and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the Independent Trustees) and one Trustee who is an “interested person” of the Funds (Interested Trustee). In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

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The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each
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Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years, Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years’ experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.	54
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one year’s experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.	54
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014
Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012
Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years’ experience as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years’ experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000
President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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* The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

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Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years and Other Directorships Held and Experience	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	Trustee since December 2009, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); Director of USAA Asset Management Company, (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (08/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11).Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
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Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).	54
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).	54
James G. Whetzel (February 1978)	Secretary	June 2013	Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.	54

45

Daniel J. Mavico (June 1977)	Assistant Secretary	June 2013	Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.	54
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).	54
James K. De Vries (April 1969)	Assistant Treasurer	December 2013	Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).	54
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds’ anti-money laundering compliance officer.	54

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ fiscal year ended July 31, 2014, the Board held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit Committee also reviews the Trust’s compliance program and the performance of the Trust’s chief compliance officer. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek and Reimherr are members of the Audit Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Audit Committee held meetings four times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ fiscal year ended July 31, 2014, the Pricing and Investment Committee held meetings four times.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees and establishing procedures to identify and recruit potential candidates for Board membership and to recommend candidates to fill any vacancy for Independent Trustees on the
46

Board. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate. Trustees Boyce, Hawley, Mason, P. McNamara Ostdiek, and Reimherr, are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Corporate Governance Committee held meetings five times.

At a meeting held February 18, 2015, the Board determined to implement certain changes to its committee structure. As a result, effective May 1, 2015, the Board has five committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee.

Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee will continue to have responsibility for review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, and will assume responsibility for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit and Compliance Committee.

Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board was previously named the Pricing and Investment Committee and will continue to review the Funds offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers; oversee the distribution and marketing of such Funds, and assist the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee also will continue to provide oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. Certain other responsibilities of the Pricing and Investment Committee were transferred to the Audit and Compliance Committee and the Investments Committee. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Product Management and Distribution Committee.

Corporate Governance Committee: In connection with the changes to the Board’s committee structure, the purpose and function of the Corporate Governance Committee is largely the same; however, the Corporate Governance Committee is no longer primarily responsible for coordinating the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee.

Investments Committee: The Investments Committee was created to consolidate oversight of certain areas that were previously overseen by other committees of the Board. The Investments Committee will assist the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by AMCO and/or the investment subadvisers for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee will coordinate the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Investments Committee.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2013.

47

	Aggressive	Growth	Growth & Income	Income
	Growth Fund	Fund	Fund	Stock Fund
Interested Trustee
Daniel S. McNamara	$1-$10,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	$10,001-$50,000	$50,001-$100,000
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	$10,001-$50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	$1-$10,000	None

	Income	First Start	Money	Science &
	Fund	Growth Fund	Market Fund	Technology Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000	None
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	$1-$10,000	$10,001-$50,000	None
Michael F. Reimherr	None	None	$10,001-$50,000	None

	Small Cap	Intermediate-Term	Short-Term	High Income
	Stock Fund	Bond Fund	Bond Fund	Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	$1-$10,000	$50,001-$100,000	$50,001-$100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	$10,001-$50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	None	$10,001-$50,000

	Capital	Value	USAA Fund
	Growth Fund	Fund	Complex Total
Interested Trustee
Daniel S. McNamara	$1-$10,000	$1-$10,000	Over $100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	None	None	None
Paul L. McNamara	None	None	$50,001-$100,000
Barbara B. Ostdiek, Ph.D.	None	None	$50,001-$100,000
Michael F. Reimherr	None	None	Over $100,000

48

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2014.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Family of Funds(b)
Interested Trustee
Daniel S. McNamara	None(a)	None(a)
Independent Trustee
Robert L. Mason, Ph.D.	$51,532	$191,400
Jefferson C. Boyce (c)	$46,146	$171,400
Dawn Hawley(d)	$10,058	$37,360
Paul L. McNamara	$46,146	$171,400
Barbara B. Ostdiek, Ph.D.	$48,300	$179,400
Michael F. Reimherr	$48,300	$179,400

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At July 31, 2014, the Fund Complex consisted of one registered investment company offering 52 individual funds. (c) Compensation for period of September 2013-July 2014.
(d) Dawn M. Hawley was appointed to the Board in April 2014.

No compensation is paid by any Fund to any Trustee who is an officer, or employee of AMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Trust expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of October 31, 2014, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of October 31, 2014, the following held of record or owned beneficially 5% or more of the voting stock of any Fund’s shares.

Title of Class	Name of Address of	Percent of Class
	Beneficial Owner

Intermediate-Term Bond Fund	State of Nevada-Upromise Investments	5.05%
	USAA College Savings Plan – Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Short-Term Bond Fund	State of Nevada-Upromise Investments	9.32%
	USAA College Savings Plan –Conservative Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Growth Fund	State of Nevada-Upromise Investments	7.05%
	USAA College Savings Plan – Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

49

Value Fund	State of Nevada-Upromise Investments	6.40%
	USAA College Savings Plan – Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Small Cap Stock Fund	State of Nevada-Upromise Investments	8.73%
	USAA College Savings Plan – Aggressive Growth Portfolio
	Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Small Cap Stock Fund	State of Nevada-Upromise Investments	6.00%
	USAA College Savings Plan – Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2020 Fund	22.79%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.69%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement Income Fund	13.86%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2040 Fund	11.88%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Cornerstone Conservative Fund	6.70%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Federal Savings Bank	9.89%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

50

Intermediate-Term Bond Fund Institutional Shares	USAA Federal Savings Bank	6.77%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2020 Fund	11.06%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.35%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2040 Fund	34.52%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.49%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2020 Fund	30.55%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement Income Fund	31.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2030 Fund	8.67%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Cornerstone Conservative Fund	11.58%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Institutional Shares	USAA Federal Saving Bank – Trust Dept	10.05%
	P.O Box 690827
	San Antonio, Texas 78288

51

Short-Term Bond Fund Institutional Shares	USAA Federal Saving Bank – Trust Dept	7.24%
	P.O Box 690827
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.73%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.53%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2050 Fund	18.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2020 Fund	17.95%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2040 Fund	8.65%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2030 Fund	20.67%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement Income Fund	11.43%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Cornerstone Conservative Fund	11.77%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Federal Saving Bank	17.14%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Federal Saving Bank	11.95%
	Trust Department
	P.O. Box 690827
	San Antonio, Texas 78288

52

Growth Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.07%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.39%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.51%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2040 Fund	34.46%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2020 Fund	11.03%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Target Retirement 2020 Fund	20.32%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Institutional Shares	USAA Target Retirement 2040 Fund	11.18%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Target Retirement 2030 Fund	26.30%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

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High Income Fund Institutional Shares	USAA Target Retirement Income Fund	11.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Federal Saving Bank	16.47%
	Trust Department
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Federal Saving Bank	9.03%
	Trust Department
	P.O. Box 690827
	San Antonio, Texas 78269

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.84%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.70%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.54%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2030 Fund	26.97%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

THE TRUST’S MANAGER

As described in each Fund’s prospectus, AMCO is the investment adviser for each Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of USAA, a large, diversified financial services institution.

In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of June 30, 2015, total assets under management by AMCO were approximately $139 billion, of which approximately $57 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Funds pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

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For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2015, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the last three fiscal years ended July 31, management fees were as follows:

Fund	2014	2013	2012
Aggressive Growth Fund Shares	$4,681,384	$4,341,981	$4,838,521
Aggressive Growth Fund Institutional Shares	$504,458	$874,675	$763,100
Growth Fund Shares	$7,506,145	$6,215,048	$6,147,183
Growth Fund Institutional Shares	$5,381,246	$4,813,404	$1,304,199
Growth & Income Fund Shares	$8,849,434	$7,269,942	$6,587,115
Growth & Income Fund Adviser Shares	$51,962	$40,036	$35,388
Income Stock Fund Shares	$7,777,436	$7,164,494	$7,111,733
Income Stock Fund Institutional Shares	$5,017,441	$3,259,967	$877,755
Income Fund Shares	$7,097,950	$7,354,126	$9,084,371
Income Fund Institutional Shares	$4,883,815	$3,759,137	$1,183,458
Income Fund Adviser Shares	$25,547	$14,530	$13,855
Short-Term Bond Fund Shares	$4,840,741	$5,135,657	$5,882,070
Short-Term Bond Fund Institutional Shares	$4,701,161	$3,126,633	$532,317
Short-Term Bond Fund Adviser Shares	$31,831	$19,084	$15,363
Money Market Fund	$12,612,128	$12,051,522	$11,824,908
Science & Technology Fund Shares	$4,116,866	$3,021,147	$2,501,659
Science & Technology Fund Adviser Shares	$99,371	$59,343	$48,411
First Start Growth Fund	$2,314,528	$1,917,079	$1,691,802
Intermediate-Term Bond Fund Shares	$6,577,181	$6,816,176	$6,605,041
Intermediate-Term Bond Fund Institutional Shares	$3,992,857	$2,848,608	$816,274
Intermediate-Term Bond Fund Adviser Shares	$49,795	$28,550	$22,623
High Income Fund Shares	$7,561,394	$7,117,173	$7,551,820
High Income Fund Institutional Shares	$4,075,880	$3,770,614	$1,051,785
High Income Fund Adviser Shares	$42,528	$34,677	$28,031
Small Cap Stock Fund Shares	$5,333,793	$4,616,034	$5,016,287
Small Cap Stock Fund Institutional Shares	$5,066,432	$3,468,971	$1,151,290
Capital Growth Fund	$5,323,926	$4,573,770	$4,248,795
Value Fund Shares	$5,709,956	$3,884,167	$4,188,879
Value Fund Institutional Shares	$1,912,315	$1,470,011	$1,235,886

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Value Fund Adviser Shares	$64,600	$53,821	$46,878

The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate of average daily net assets and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Indexes as listed below:

Fund	Lipper Index
Aggressive Growth Fund	Large-Cap Growth Funds Index
First Start Growth Fund	Flexible Portfolio Funds Index
Growth Fund	Large-Cap Growth Funds Index
Growth & Income Fund	Multi-Cap Core Funds Index
High Income Fund	High Yield Bond Funds Index
Income Fund	A Rated Bond Funds Index
Income Stock Fund	Equity Income Funds Index
Intermediate-Term Bond Fund	Lipper Index*
Science & Technology Fund	Science & Technology Funds Index
Short-Term Bond Fund	Short Investment Grade Bond Funds Index
Small Cap Stock Fund	Small-Cap Core Funds Index
Capital Growth Fund	Global Funds Index
Value Fund	Multi-Cap Value Funds Index

* An index that tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

With respect to the Money Market Fund, the management fee does not include a performance adjustment.

Computing the Performance Adjustment

For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The performance adjustment is then added to or subtracted from the base investment management fee based upon the Fund’s average annual performance during the performance period compared to the average annual performance of the Fund’s respective index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Fixed Income Funds:
High Income Fund
Income Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund

Over/Under Performance Relative to Index	Annual Adjustment Rate (in basis points as a percentage
(in basis points)1	of a Fund’s average daily net assets)1
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

56

Equity Funds:

Aggressive Growth Fund	First Start Growth Fund
Growth Fund	Growth & Income Fund
Income Stock Fund	Science & Technology Fund
Small Cap Stock Fund	Capital Growth Fund
Value Fund

Over/Under Performance Relative to Index	Annual Adjustment Rate (in basis points as a percentage
(in basis points)1	of a Fund’s average daily net assets)1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.

For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a) Average annual performance over a 36-month period
(b) In basis points 1/100th of a percent
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, AMCO has agreed to waive certain expenses of the Funds,
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the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through December 1, 2015, to limit the annual expenses of the Fund Shares and Adviser Shares as follows and will reimburse the Funds for all expenses in excess of such limitation.

Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
First Start Growth Fund Shares	1.38%
High Income Fund Adviser Shares	1.15%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by the Manager at any time after December 1, 2015.

The Manager has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:

Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
Growth & Income Fund Institutional Shares	0.85%
Growth & Income Fund Adviser Shares	1.20%
Capital Growth Fund Institutional Shares	1.10%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after August 7, 2016.

As a result of the Funds’ expense limitation, for the last three fiscal years the Manager reimbursed the following amounts to the Funds:

Fund	2014		2013		2012
Growth Fund Shares	$1,170,344		$1,558,857		$1,494,097
Growth & Income Fund Adviser Shares	$-		$6,644		$8,035
Money Market Fund	$21,554,244	(a)	$16,918,147	(a)	$15,809,547	(a)
First Start Growth Fund Shares	$1,117,933		$1,040,838		$1,121,515
Short-Term Bond Fund Adviser Shares	$-		$8,611		$12,862
Intermediate-Term Bond Fund Shares	$382,796		$1,113,044		$1,252,695
Intermediate-Term Bond Fund Adviser Shares	$-		$9,164		$12,850
High Income Fund Adviser Shares	$-		$9,046		$13,437
Income Fund Adviser Shares	$-		$11,123		$12,555
Capital Growth Fund Shares	$-		$240,215		$473,081
Value Fund Shares	$-		$528,926		$852,656
Value Fund Adviser Shares	$-		$-		$419

(a) The Manager has voluntarily agreed on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time.

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements dated October 1, 2014, with Winslow Capital Management, LLC (Winslow Capital); dated July 11, 2012, with Cambiar Investors, LLC (Cambiar) and Granahan Investment Management, Inc. (GIMI); dated October 1, 2011, with Quantitative Management Associates, LLC (QMA); dated July 21, 2010, with Wellington Management
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Company, LLP (Wellington Management) ; dated March 28, 2013, with Epoch Investment Partners, Inc. (Epoch); dated December 3, 2007, with The Renaissance Group LLC (Renaissance Investment Management); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2015. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management and Winslow Capital.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund’s average daily net assets that Wellington Management manages.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. Winslow Capital is a wholly owned subsidiary of Nuveen Investments, Inc. which is a indirect subsidiary of TIAA-CREF. TIAA-CREF constitutes the ultimate principal owner of Winslow Capital. The Manager (not the Fund) pays Winslow Capital a fee in the annual amount of 0.40% on the first $100 million; 0.35% on the next $250 million; 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund’s average daily net assets that Winslow Capital manages.

For the Growth Fund, the Manager has entered into Subadvisory Agreements with Renaissance Investment Management (Renaissance) and Loomis, Sayles & Company, L.P. (Loomis Sayles).

Renaissance, located at 50 E. RiverCenter Boulevard, Covington, Kentucky 41011, is an investment adviser that has specialized in growth equity management since 1978. Renaissance is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. The Manager (not the Fund) pays Renaissance a fee in the annual amount of 0.20% of the portion of the Fund’s average daily net assets that Renaissance manages.

Loomis Sayles, a Delaware limited partnership owned by Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn - owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund’s average daily net assets that Loomis Sayles manages.

For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. (BHMS). BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979, managing equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas. The Manager (not the Fund) pays BHMS a fee based on the aggregate daily average net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first
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$15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

For the Income Stock Fund, the Manager has entered into a Subadvisory Agreement with Epoch. Epoch is located at 399 Park Avenue, New York, New York 10022, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. Epoch is a wholly owned subsidiary of the Toronto Dominion Bank. The Manager (not the Fund) pays Epoch fees of the Fund’s average daily net assets 0.30% on the first $600 million, 0.20% on the next $900 million, and 0.18% on the assets over $1.5 billion.

For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund’s average daily net assets for the first $100 million in assets in the Fund, plus 0.35% of the Fund’s average daily net assets for assets over $100 million in the Fund.

For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with QMA. QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.20% on the first $250 million and 0.15% on assets over $250 million of the portion of the Fund’s average daily net assets that QMA manages.

For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Wellington Management, Cambiar, and GIMI. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.70% of the Fund’s average daily net assets, plus 0.65% of the Fund’s average daily net assets over $300 million that Wellington Management manages.

Cambiar, located at 2401 East Second Avenue, Denver, Colorado 80206, is an independent, 100% employee-owned firm. Cambiar has been redefining value since 1973. Cambiar provides investment management services, to institutions which include, pension plans, endowments, foundations, state and municipal government entities, and private clients. The Manager (not the Fund) pays Cambiar a fee in the annual amount of 0.67% on the first $300 million of assets; 0.65% assets on assets above $300 million of the Fund’s average daily net assets that Cambiar manages.

GIMI, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. The Manager (not the Fund) pays GIMI a fee in the annual amount of 0.55% on the first $300 million of assets; 0.52% on assets above $300 million of the Fund’s average daily net assets that GIMI manages.

For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with QS Batterymarch. QS Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law. The Manager (not the Fund) pays QS Batterymarch a fee in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund’s average daily net assets that QS Batterymarch manages.

For the Value Fund, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate average daily net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2001, AMCO is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. AMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange
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involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

With respect to each Fund or class thereof, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, as indicated in the table below. We also may delegate one or more of our responsibilities to others at our expense.

Fund/Class	Fee (% of average daily net assets)
Money Market Fund	0.10%
Capital Growth Fund	0.15%
First Start Growth Fund	0.15%
Aggressive Growth Fund Shares	0.25%
Fund Shares of:
Growth Fund
Growth & Income Fund
High Income Fund
Income Fund
Income Stock Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund
Science & Technology Fund
Small Cap Stock Fund
Value Fund
0.15%, calculated and paid separately for each Fund’s Fund Shares
Adviser Shares of: Growth & Income Fund High Income Fund Income Fund Intermediate-Term Bond Fund Science & Technology Fund Short-Term Bond Fund Value Funds Fund	0.15%, calculated and paid separately for each Fund’s Adviser Shares
Institutional Shares of each of:
Aggressive Growth Fund
Growth Fund
Growth & Income Fund
Capital Growth Fund
Income Fund
Income Stock Fund
Intermediate-Term Bond Fund
High Income Fund
Short-Term Bond Fund
Small Cap Stock Fund
Value Fund
0.10%, calculated and paid separately for each Fund’s Institutional Shares

For the last three fiscal years ended July 31, administration and servicing fees were as follows:

Fund	2014	2013	2012
Aggressive Growth Fund Shares	$2,697,379	$2,323,232	$2,702,791
Aggressive Growth Fund Institutional Shares	$115,936	$187,371	$161,579
Growth Fund Shares	$1,450,777	$1,195,960	$1,274,595

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Growth Fund Institutional Shares	$700,096	$632,297	$171,936
Growth & Income Fund Shares	$2,222,191	$1,893,379	$1,680,668
Growth & Income Fund Adviser Shares	$13,098	$10,422	$9,024
Income Stock Fund Shares	$2,333,231	$2,134,765	$2,211,247
Income Stock Fund Institutional Shares	$1,001,190	$649,851	$172,173
Income Fund Shares	$4,038,463	$4,434,510	$5,004,270
Income Fund Institutional Shares	$1,927,711	$1,511,284	$438,780
Income Fund Adviser Shares	$16,133	$9,178	$8,482
Short-Term Bond Fund Shares	$2,471,910	$2,720,044	$3,147,651
Short-Term Bond Fund Institutional Shares	$1,789,530	$1,242,560	$197,995
Short-Term Bond Fund Adviser Shares	$18,319	$11,520	$9,098
Money Market Fund	$5,255,053	$5,021,467	$4,927,045
Science & Technology Fund Shares	$786,223	$576,683	$503,656
Science & Technology Fund Adviser Shares	$19,124	$11,539	$9,677
First Start Growth Fund	$462,906	$374,668	$323,381
Intermediate-Term Bond Fund Shares	$2,695,895	$2,859,682	$2,836,097
Intermediate-Term Bond Fund Institutional Shares	$1,189,134	$876,699	$234,249
Intermediate-Term Bond Fund Adviser Shares	$22,164	$12,528	$10,232
High Income Fund Shares	$2,074,986	$1,927,843	$2,055,972
High Income Fund Institutional Shares	$767,378	$727,011	$192,314
High Income Fund Adviser Shares	$11,996	$9,768	$8,186
Small Cap Stock Fund Shares	$1,066,759	$923,207	$1,009,822
Small Cap Stock Fund Institutional Shares	$669,459	$459,561	$147,152
Capital Growth Fund	$1,022,955	$906,289	$885,611
Value Fund Shares	$1,131,090	$756,657	$800,932
Value Fund Institutional Shares	$251,261	$191,852	$154,236
Value Fund Adviser Shares	$12,920	$10,727	$9,130

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by the Manager. For the last three fiscal years ended July 31, the Funds reimbursed the Manager for compliance and legal services as follows:

Fund	2014	2013	2012
Aggressive Growth Fund	$31,944	$34,116	$37,823
Growth Fund	$44,493	$43,679	$30,455
Growth & Income Fund	$39,830	$38,766	$33,675
Income Stock Fund	$68,299	$63,428	$49,383
Income Fund	$123,857	$137,095	$113,122
Short-Term Bond Fund	$92,374	$93,830	$68,658
Money Market Fund	$140,831	$154,572	$147,474
Science & Technology Fund	$14,279	$11,961	$10,230
First Start Growth Fund	$8,257	$7,659	$6,456
Intermediate-Term Bond Fund	$80,286	$85,286	$60,771
High Income Fund	$57,753	$61,875	$47,137

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Small Cap Stock Fund	$36,876	$32,855	$24,699
Capital Growth Fund	$18,230	$18,485	$17,654
Value Fund	$26,990	$21,460	$24,323

Codes of Ethics

The Funds’ Manager and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds’ Manager as well as each Subadviser have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest

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identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

DISTRIBUTION SERVICES

Multiple Class Information

The Aggressive Growth, Capital Growth, Growth, Growth & Income, High Income, Income Stock, Intermediate-Term Bond, Science & Technology, Short-Term Bond, Small Cap Stock, and Value Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and other expenses attributable to the particular class. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Service, Distribution, and Administrative Fees

Rule 12b-1 under the 1940 Act permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares described in this SAI are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of a Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Advisers Shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Funds that would otherwise be performed by the Funds’ transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Funds’ distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

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Distribution and Shareholder Services Plan

The Board has adopted a plan pursuant to Rule 12b-1 with respect to the Adviser Shares. The plan provides that the Adviser Shares may compensate the IMCO, or such other persons as the Funds or IMCO designates, for services rendered and expenses borne in connection with activities primarily intended to result in the sale or retention of Adviser Shares, including: compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares; printing and mailing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials. The plan also provides that the Adviser Shares may compensate IMCO, or such other persons as the Funds or IMCO designate, for services rendered and expenses borne in connection with the servicing and maintenance of Adviser Share accounts, including: compensation to organizations and employees who service Adviser Share accounts, and expenses of such organizations, including overhead and communication expenses; responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and responding to inquiries by and correspondence from shareholders. It is expected that most, if not all, payments under the plan will be made (either directly or indirectly through IMCO) to intermediaries other than IMCO, such as broker-dealers, banks, insurance companies, and retirement plan record keepers. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Adviser Share class, as well as for a wide variety of other purposes associated with supporting, distributing and servicing Adviser Shares.

Under the plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that IMCO provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows a Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund’s competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.

For the fiscal year ended July 31, 2014, paid distribution services fees for expenditures under Distribution and Shareholder Services Plan were as follows:

Fund	Amount Paid
Growth & Income Fund Adviser Shares	$21,830
High Income Fund Adviser Shares	$19,994
Income Fund Adviser Shares	$26,889
Intermediate-Term Bond Fund Adviser Shares	$36,941
Science & Technology Fund Adviser Shares	$31,874
Short-Term Bond Fund Adviser Shares	$30,532
Value Fund Adviser Shares	$21,533

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Other Compensation to Financial Intermediaries

In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale and distribution of Adviser Shares of a Fund and for services to the Adviser Shares of a Fund and its shareholders. These non-plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of Adviser Shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the Adviser Shares class of a Fund.

Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.

From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.

If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.

PORTFOLIO MANAGER DISCLOSURE

USAA

Other Accounts Managed

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Short-Term Bond Fund
Brian W. Smith	2/ $8,253.9	-	-	2/ $8,253.9	-	-
Julianne Bass	4/ $10,678.5	-	-	3/ $10,542.2	-	-

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R. Matthew Freund	5/ $11,914.8	-	-	3/ $10.542.2	-	-
Intermediate-Term Bond Fund
Brian W. Smith	2/ $8,673.4	-	-	2 /$8,673.4	-	-
Julianne Bass	4/ $11,098.1	-	-	3/ $10,961.7	-	-
R. Matthew Freund	5/ $12,334.3	-	-	3/ $10,961.7	-	-
High Income Fund
Julianne Bass	4/ $12,063.7	-	-	3/ $11,927.3	-	-
R. Matthew Freund	5/ $13,299.9	-	-	3/ $11,927.3	-	-
First Start Growth Fund
Arnold J. Espe	8/ $3,043.4	-	-	3/ $1,573.4	-	-
Wasif A. Latif	18/ $10,127.5	-	-	5/ $4,336.6	-	-
Income Fund
Brian W. Smith	2/ $6,927.3	-	-	2/ $6,927.3	-	-
Julianne Bass	4/ $9,352.0	-	-	3/ $9,215.6	-	-
R. Matthew Freund	5/ $10,588.2	-	-	3/ $9,215.6	-	-
Growth & Income Fund
John B. Jares	0/ $-	-	-	0/ $-	-	-
John P. Toohey	16/ $8,962.4	-	-	4/ $3,300.6	-	-
Money Market Fund
Anthony M. Era	3/ $694.6	-	-	2/ $568.4	-	-
Income Stock Fund
Stephan Klaffke	1/ $65.8	-	-	0/ $-	-	-
Wasif A. Latif	18/ $8,813.5	-	-	5/ $3,022.6	-	-
John P. Toohey	16/ $8,488.7	-	-	4/ $2,826.9	-	-

Conflicts of Interest: These portfolio managers provide portfolio management services to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund also is periodically reviewed by AMCO’s Investment Strategy Committee (ISC), and portfolio managers’ have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

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Compensation: AMCO’s compensation structure for portfolio managers includes a base salary, a performance-based bonus, a holiday bonus, and both a short-term and long-term corporate bonus. The portfolio managers are officers of AMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation and interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager relative to a predetermined benchmark(s) over one- and three-year periods. The benchmark for some Funds is a broad-based market index or a composite of broad-based market indexes. Other Funds use as their benchmark the applicable Lipper or iMoneyNet, Inc. category. Greater weight is generally placed on the three-year performance of the Fund relative to its benchmark. Portfolio managers whose incentive payments are based upon comparisons to the universe of funds within a Lipper category will receive incentive payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

As of July 31, 2014, the following benchmarks were used to measure the portfolio managers’ performance for the USAA Funds they managed:

Portfolio Managers	Fund	Benchmark(s)
R. Matthew Freund	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated
	High Income Fund	High Current Yield

Julianne Bass	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated
	Income Stock Fund	Equity Income Index
	High Income Fund	High Current Yield

Brian W. Smith	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated

Arnold Epse	First Start Growth Fund	Intermediate Investment Grade Debt

John P. Toohey	First Start Growth Fund	Mixed Asset Target Allocation
	Income Stock Fund	Equity Income Index
	Growth & Income Fund	Multi Cap Core Index

Wasif A. Latif	First Start Growth Fund	Mixed Asset Target Allocation
	Income Stock Fund	Equity Income Index
	Growth & Income Fund	Multi Cap Core Index

Stephan J. Klaffke	Income Stock Fund	Equity Income Index

John B. Jares	Growth & Income Fund	Multi Cap Core Index

Anthony M. Era, Jr.	Money Market Fund	1st Tier Retail

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Oversight of the portfolio manager’s compensation is provided by a committee and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

USAA’s philosophical position is to measure performance both on an enterprise and individual basis. As such, portfolio managers, similar to other USAA executives, are also measured against USAA’s enterprise performance. Including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on USAA’s mission.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The USAA Board reviews and determines whether or not to approve the holiday bonus at its November meeting.

Portfolio managers are also eligible to receive an annual corporate bonus based on the attainment of certain corporate performance metrics. The corporate bonus is available to all USAA employees, and is awarded as a percentage of each employee’s base salary, as determined by the USAA Board of Directors.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period based on achieving enterprise-level goals over three annual performance cycles. Similar to the corporate bonus, the long-term bonus is awarded as a percentage of the portfolio manager’s salary, as determined by the USAA Board of Directors.

A LTBP bonus is awarded annually, but is subject to two additional adjustments for each of the two subsequent plan years based on the achievement of enterprise-level goals for the applicable years. As part of USAA’s pay for performance philosophy, the initial LTBP award for a plan year may also be reduced or eliminated if the individual’s performance or other issues warrant an adjustment. For subsequent adjustments (second and third year adjustments), the awards are subject to downside risk of up to 30% of the long-term balance at the end of each year. During the three-year holding period, the bonus accounts are credited with interest.

Oversight regarding achievement of USAA’s enterprise results is provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, the following portfolio managers beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
Julianne Bass	Short-Term Bond Fund	$50,001 - $100,000
	High Income Fund	$10,001 - $50,000
	Intermediate-Term Bond Fund	$10,001 - $50,000
Arnold J. Espe	First Start Growth Fund	None
Anthony M. Era	Money Market Fund	$10,001-$50,000
R. Matthew Freund	Short-Term Bond Fund	$50,001 - $100,000
	Intermediate-Term Bond Fund	$50,001 - $100,000
	High Income Fund	$100,001 -$500,000
	Income Fund	None
John B. Jares	Growth & Income Fund	None
Stephan Klaffke	Income Stock Fund	$100,001 - $500,000
Wasif A. Latif	First Start Growth Fund	None
	Growth & Income Fund	None
	Income Stock Fund	None
Brian W. Smith	Short-Term Bond Fund	None
	Intermediate-Term Bond Fund	None
	Income Fund	None
John P. Toohey	First Start Growth Fund	None
	Growth & Income Fund	None
	Income Stock Fund	$100,001 - $500,000

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QS Batterymarch

Other Accounts Managed

The following table sets forth other accounts for which the Capital Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Capital Growth Fund*
Joseph S. Giroux	4	9	4	-	1	-
	$173.7	$487.5	$101.2		$4.8
Stephen A. Lanzendorf	8	10	32	-	1	4
	$3,248.9	$702.5	$3,353.7		$4.8	$95.1
*The Fund is managed using a team approach, and members of the Active Equity Portfolio Management Strategy team manage the portion of the Fund managed by QS Batterymarch. The portfolio managers named have primary responsibility for portfolio structure and for ensuring that the Fund complies with the investment objectives, guidelines and QS Batterymarch’s current investment strategies. Each account managed by their team is included in the number of accounts and total assets managed by Mr. Lanzendorf, the head of the team (even if he does not have primary involvement in the day-to-day management of each account).

Compensation:
Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

Base Salary. Base salary is the fixed portion of the portfolio manager compensation and is linked to professional experience and qualifications and financial services industry peer comparison.

Variable Compensation. Variable compensation for portfolio managers will be linked to the metrics for which they have responsibility; checking and implementing quantitative model output, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring adherence to regulatory and investment guidelines. Portfolio manager compensation is not tied to peer group and/or relative benchmark performance. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of overall portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include adherence to Compliance Policies and Procedures, Risk Management procedures and the firm’s Code of Ethics.

Conflicts of Interest:
QS Batterymarch maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position,

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investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. QS Batterymarch and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Batterymarch to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Batterymarch may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Batterymarch has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by QS Batterymarch may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Batterymarch has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

QS Batterymarch allows its employees to trade in securities that it recommends to advisory clients. QS Batterymarch’s employees may buy, hold or sell securities at or about the same time that QS Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Batterymarch for its client accounts. QS Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Batterymarch. This may result in a potential conflict of interest since QS Batterymarch’s employees have knowledge of such funds’ investment holdings, which is non-public information.

Portfolio Ownership: As of July 31, 2014, no portfolio manager of QS Batterymarch beneficially owned any shares of the USAA Fund they managed.

BHMS

Other Accounts Managed

The following table sets forth other accounts for which the Growth and Income Fund and Value Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Value Fund
Timothy J. Cuellar2	2	1	38	-	-	2
	$913.8	122.4	$4,412.8	-	-	$888.8
Jeff G. Fahrenbruch2	2	1	20	1	-	-
	$892.2	122.4	$1,509.1	$392.3	-	-
David W. Ganucheau2	2	1	20	1	-	-
	$892.2	122.4	$1,509.1	$392.3	-	-
Mark Giambrone2	8	2	46	1	-	-
	$4,477.6	$318.6	$4,076.9	$3,126.2	-	-
John P. Harloe	5	-	19	-	-	-
	$1,518.0	-	$1,193.0	-	-	-
Cory L. Martin2	1	1	10	-	-	-
	$294.8	$122.4	$423.2	-	-	-
James S. McClure	5	-	19	-	-	-
	$1,518.0	-	$1,193.0	-	-	-
Lewis Ropp2	3	1	33	-	-	-
	$1,777.9	$288.3	$3,589.6	-	-	-
Growth & Income Fund
Mark Giambrone2	8	2	46	1	-	-
	$4,477.6	$318.6	$4,076.9	$3,126.2	-	-
Michael B. Nayfa	-	-	-	-	-	-
Terry L. Pelzel	-	-	-	-	-	-
1 Number of Other Accounts Managed and Assets by Account Type are as of September 30, 2014
2 Messrs. Culler, Fahrenbruch, Ganucheau, Giambrone, Martin and Ropp are members of a team managing 60 other accounts and $5.0 billion in the large cap value strategy; Mr.Giambrone is a member of a team managing 11 other accounts and $7.5 billion in the mid cap value strategy; and Mr. Ropp is a member of a team managing 15 other accounts and $5.6 billion in the dividend focused strategy.

Conflicts of Interest: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation: As of the fiscal year ended July 31, 2014, in addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

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The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of BHMS beneficially owned any securities of the USAA Funds they managed.

Loomis Sayles

Other Accounts Managed

The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

Number of Other Accounts Managed and Assets by Account Type	Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Growth Fund
Aziz V. Hamzaogullari	7	5	56	-	1	-
$6,238,208,508	$662,086,194	$3,375,155,502	$468,239,452

Conflicts of Interest: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” Loomis Sayles maintains brokerage allocation policies and procedures to address these conflicts.

Equity managers. Investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3-, and 5-year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on
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either relative revenue or asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison.

Loomis Sayles also uses either an institutional peer group as point of comparsion for equity manager performance or a Morningstar universe and/or the Lipper universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

General. Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

• the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

• upon retirement a participant will receive a multi-year payout for his or her vested units;

• participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.

Wellington Management

Other Accounts Managed

The following table sets forth other accounts for which the Aggressive Growth Fund, Science & Technology Fund and Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

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	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Aggressive Growth Fund
Paul E. Marrkand	4	5	5	1	-	-
	$5,545,036,894	$1,424,165,071	$1,552,391,934	$5,009,601,288
Science & Technology Fund
John F. Averill	9	18	60	-	2	9
	$556,452,277	$638,625,553	$2,233,724,338		$339,597,561	$261,154,392
Bruce L. Glazer	9	23	67	-	2	11
	$267,812,795	$683,667,865	$1,155,007,739		$494,115,851	$150,058,548
Anita M. Killian	6	16	29	1	1	9
	$131,247,085	$86,804,593	$303,160,374	$9,870,459	$17,476,365	$80,955,238
Robert Deresiewicz	8	15	37	-	3	2
	$342,041,730	$558,396,092	$874,025,887		$246,121,146	$486,275,401
Michael T. Masdea	7	16	59	-	-	9
	$129,004,985	$83,772,719	$546,683,882			$68,842,942
Small Cap Stock Fund
Timothy J. McCormack	10	6	25	-	-	-
	$1,418,810,065	$694,303,087	$1,914,365,829
Shaun F. Pedersen	10	8	26	-	1	-
	$1,418,810,065	$846,346,680	$1,962,804,619		$34,873,370

Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees
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Wellington Management receives for managing the Funds. All of the Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ( the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Boggan, Deresiewcz, Glazer, Marrkand, McCormack, Pedersen, and Masdea and Ms. Killian are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Stock Fund	Russell 2000 Value Index
Science & Technology Fund (Science Portion)	S&P 500 Healthcare Index
Science & Technology Fund (Technology Portion)	S&P North American Technology Sector Index (TR)
Aggressive Growth Fund	Russell 1000 Growth Index

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio managers of Wellington Management beneficially owned securities of the USAA Funds that they managed.

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Winslow Capital

Other Accounts Managed

The following table sets forth other accounts for which the Aggressive Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Aggressive Growth Fund
Justin H. Kelly	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470
Patrick M. Burton	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470
Clark J. Winslow	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470

Conflicts of Interest: A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow Capital has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow Capital has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures, and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures, and the Code of Ethics will be successful in every instance; however, because Winslow Capital offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow Capital does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Investment Philosophy Process: Winslow Capital believes that investing in companies with above-average earnings growth provides the best opportunity for achieving superior portfolio returns over the long term. While above-average earnings growth is a necessity, valuation relative to our estimated earnings growth rate is also important in selecting a stock.

The investment process is based on fundamental research. The process is one of “bottom-up” stock selection with the portfolio decision-makers as close as possible to the flow and source of fundamental information -- directly from a company, its suppliers and competitors. In a multi-step process, companies are selected which possess the following attributes: addressing markets with growth
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opportunities, leading or gaining market share, identifiable and sustainable competitive advantages, a management team that can perpetuate the firm's competitive advantages, and high or rising return on invested capital.

The process begins with a quantitative screen of 700 companies in the Russell 1000 index and other companies with market caps exceeding $4 billion. Screening factors are revenue and earnings growth, return on invested capital, earnings consistency, earnings revisions, low financial leverage, and free cash flow rates relative to net income. This process narrows the list to approximately 300 companies. A more thorough qualitative analysis of these companies emphasizes competitive advantage in determining whether a company meets Winslow Capital’s definition of a quality growth company and narrows the list to approximately 100 companies.

The fundamental analysis of the 100 company stock candidates includes a detailed review of income statements, cash flow and balance sheet projections, and a proprietary estimation of the companies’ future earnings. The next step is to determine which of the 100 companies can beat Wall Street earnings estimates, and finally to choose the most attractively valued stocks. A further valuation step is employed, which is P/E driven relative to: (i) the Russell 1000 Growth index, (ii) sector peers, (iii) the company’s sustainable future growth rate, and (iv) the company’s return on invested capital.

The portfolio will generally hold 55-65 stocks with typical position sizes of 1-3% with a maximum weight of 5%. The portfolio is diversified with respect to companies’ earnings growth rates, market capitalizations, price/earnings ratios and economic sectors. Sector weightings vary from +/-10 percentage points of the index weight.

The investment process has a strong Sell discipline, which is used to control risk and protect capital. When selling a stock, the same process of fundamental research is used and implemented within these four Sell disciplines: 1) immediate sale when we believe the fundamentals are deteriorating, altering our Basis for Investment; 2) a holding is reduced when the valuation of the stock reaches a level Winslow Capital believes is full, or sold entirely to invest in a potentially better opportunity; 3) a stock is completely reviewed after a 20% decline from the purchase price or a recent high; and 4) a holding is reduced when the position size exceeds limits set by Winslow Capital.

Compensation: As of the fiscal year ended July 31, 2014, in an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Winslow Capital beneficially owned any shares of the Aggressive Growth Fund.

Renaissance

Other Accounts Managed

The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

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	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Growth Fund
Michael E. Schroer	2	-	286	-	-	1
	$69.8		$1,972.0			$39
Paul A. Radomski	-	-	44	-	-	-
			$20.9
Eric J. Strange	-	-	-	-	-	-

Conflicts of Interest: Actual or potential conflicts may arise in managing the Fund in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. Renaissance does not believe any of the potential conflicts of interest and compliance factors pose significant risk to the Fund.

Performance Based Fees: create certain inherent conflicts of interest with respect to Renaissance’s management of assets. Specifically, our entitlement to a performance-based fee in managing one or more accounts may create an incentive for us to take risks in managing assets that we would not otherwise take in the absence of such arrangements. Additionally, since performance-based fees reward us for strong performance in accounts which are subject to such fees, we may have an incentive to favor these accounts over those that have only asset-based fees (i.e., fees based simply on the amount of assets under management in an account) with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. This potential conflict has been reduced or eliminated by employing a random trading rotation prior to trade execution to ensure all clients in our trading rotation have the same chance of receiving a first or last trade execution.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to differing account restrictions, tax management, cash flows, inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill and aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time bases on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in our model portfolio.

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Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities are sold if they fall out of the top two quintiles of the model portfolio.

Selection of Brokers/Dealers: In selecting a broker or a dealer, Renaissance may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Renaissance’s judgment of that brokers execution capabilities and/or as a result of Renaissance’s perceived value of the broker’s research services. Renaissance receives third party research through soft dollar arrangements whereby a broker purchases research from a third party on Renaissance’s behalf. Renaissance also receives proprietary research from brokers through commission sharing arrangements and may receive proprietary research through soft dollar arrangements. Renaissance generally seeks to achieve best execution through the evaluation of trade execution, clearance, settlement and research services provided by a broker. There can be no assurance that objective can always be achieved. Renaissance does not enter into any agreements formal or otherwise regarding order flow as a result of research received. Clients should consider there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services that Renaissance obtains from brokers may be used to service all of Renaissance’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Renaissance for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. This may result in a potential conflict of interest since Renaissance employees have knowledge of such fund’s investment holdings, which is non-public information.

To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Funds managed by Renaissance).

Compensation: As of the fiscal year ended July 31, 2014, the Managing Partners of Renaissance are compensated through two distinct variable, incentive compensation mechanisms. The first is tied to their ownership in the firm. All Partners receive dividend distributions which are allocated to the Partners pro rata based upon their respective ownership. The level of dividends is set as a fixed percentage of revenues. The second compensation mechanism is through the sharing of residual profits of the Firm. All residual profits are split between the Managing Partners and Senior Partners. The residual profits of the Firm are equal to its revenues less all dividend distributions, compensation and other operating expenses.

All other employees are compensated via salary and bonus arrangements. Bonuses are paid based upon achievement of specific company and individual goals and are determined by the Managing Partners. For analysts, stock recommendations and investment returns from those recommendations are the largest factor for determining bonuses. Compensation is not directly tied to client account returns.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager or research analyst at Renaissance, who managed the Fund, beneficially owned shares of the Growth Fund.

Epoch

Other Accounts Managed

The following table sets forth other accounts for which the Income Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies*	Other Pooled Investment Vehicles**	Other Accounts***	Registered Investment Companies*	Other Pooled Investment Vehicles**	Other Accounts***
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Income Stock Fund
Eric Sappenfield	9	17	22	-	-	1
	$7,937,833,206	$4,017,524,161	$5,214,771,381			$375,072,865
Michael A. Welhoelter	21	47	151	-	2	16
	$10,319,316,443	$12,833,757,351	$15,664,299,219		$174,743,322	$2,623,452,853
John Tobin	9	17	22	-	-	1
	$7,937,883,206	$4,017,524,161	$5,214,771,381			$375,072,865
Kera Van Valen	9	17	22	-	-	1
	$7,937,883,206	$4,017,524,161	$5,214,771,381			$375,072,865
William W. Priest	17	45	145	-	2	16
	$9,230,777,209	$13,298,215,787	$15,317,707,961		$174,743,322	$2,623,452,853

* Includes all U.S. 40-Act accounts
** Includes all subadvisory, LLC, UCITS and 3c7 funds
*** Includes all other institutional and high net worth accounts

Conflicts of Interest: In Epoch’s view, a portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities;

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager; and

• Potential conflicts of interest may arise related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these entities.

To address potential conflicts of interest, Epoch has adopted various policies and procedures to disclose and mitigate these potential conflicts of interest, to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a
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fair and appropriate manner. Epoch has also adopted a Code of Ethics that recognizes its obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

Compensation: As of the fiscal year ended July 31, 2014, Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee. A portion of the discretionary bonus is deferred and vests over time. Epoch’s portfolio managers do not receive compensation that is solely based upon the Fund’s, any other commingled accounts, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Epoch’s portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no Epoch portfolio manager beneficially owned shares of the USAA Fund they managed.

QMA

Other Accounts Managed

The following table sets forth other accounts for which the First Start Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended September 30, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)
First Start Growth Fund
Dan Carlucci, CFA	16	27	29	-	-	5
	$17,545,083,849	$16,494,373,046	$10,176,644,195			$1,021,440,482
Peter Xu, Ph.D	12	9	27	-	-	5
	$11,352,614,715	$2,533,739,763	$5,618,349,764			$1,021,440,482
Stacie Mintz, CPA	12	9	27	-	-	5
	$11,352,614,715	$2,533,739,763	$5,618,349,764			$1,021,440,482

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

Five of these accounts with aggregate assets of $1,021,440,482 are subject to performance-based advisory fees.

Conflicts of Interest:

Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

Elimination of the conflict;

➢	Disclosure of the conflict; or

➢	Management of the conflict through the adoption of appropriate policies and procedures.

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QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations

QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•	Long Only/Long-Short Accounts

QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals.

QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•	Affiliated Accounts

QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•	Non-Discretionary Accounts or Models

QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•	Large Accounts

Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•	Securities of the Same Kind or Class

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences
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in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA's investment strategies generally require that QMA's invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•
QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because

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affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy that are designed to ensure that investments of clients are managed in their best interests. Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Compensation: QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus, and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

Portfolio Ownership: As of fiscal year ended July 31, 2014, no portfolio manager of QMA beneficially owned any shares of the First Start Growth Fund.

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Cambiar

Other Accounts Managed

The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

Number of Other Accounts Managed				Number of Accounts and Assets for Which
and Assets by Account Type				Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
# of Accts Total Assets (millions)		# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Small Cap Stock Fund
Anna (Ania) A. Aldrich	10	-	811
	$2,970.50		$5,732.92
Brian M. Barish	10	-	791	-	-	-
	$3,228.71		$5,716.54
Maria L. Mendelsberg	6	-	517	-	-	-
	$2,615.07		$3,664.53
Andrew P. Baumbusch	8	-	788	-	-	-
	$2,976.28		$5,700.36
Jeffrey H. Susman	6	-	517	-	-	-
	$2,615.07		$3,664.53

Conflicts of Interest: The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

Compensation: Cambiar compensates the portfolio managers of the USAA Small Cap Stock Fund for their management of the Fund. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Cambiar, who managed the Fund, beneficially owned shares of the Small Cap Stock Fund.

GIMI

Other Accounts Managed

The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July31, 2014.

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	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Small Cap Stock Fund
Gary C. Hatton	2	2	-	2	-	-
	$2.64 billion	$171		$2.64 billion
Jane M. White	2	-	-	2	-	-
	$2.64 billion			$2.64 billion
John V. Schneider	2	-	-	2	-	-
	$2.64 billion			$2.64 billion
Jennifer M. Pawloski	2	-	-	2	-	-
	$2.64 billion			$2.64 billi
Andrew L. Beja	2	1	5	2	-	1
	$2.64 billion	$20.9	$164	$2.64 billi		$79

Conflicts of Interest: The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIMI. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIMI is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

Compensation: The GIMI Portfolio is managed by the portfolio management team at GIMI, led by Gary C. Hatton, CIO. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one-and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2000 Growth Index for the GIMI sub Portfolio); the one-and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual participates in the overall profit of the firm through a profit sharing plan.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of GIMI, who managed the Fund, beneficially owned shares of the Small Cap Stock Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), Form N-MFP (for the Money Market Fund) and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■ Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

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■ Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

■ As disclosed in this SAI; and

■ As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., SSB Tax, State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g., RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com, which reports are filed with the SEC (which typically occurs approximately 60 days after the end of each fiscal quarter). In addition, each Fund intends to post its top 10 holdings on usaa.com 15 days following the end of each month, and the Money Market Fund will post information related to its portfolio holdings on usaa.com five business days at the end of each month and will keep such information on the website for six months thereafter.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor’s and Morningstar.

For the last month of each quarter, after each Fund’s top 10 holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor’s, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Board, including the Independent Trustees.

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GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of each Fund (except the Money Market Fund) may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1700 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

Underwriter

The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of each Fund’s shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $23 to $25.50 per shareholder account from the Capital Growth Fund, First Start Growth Fund and Money Market Fund and from the Fund Shares of each of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, High Income Fund, Income Stock Fund, Income Stock Fund, Intermediate-Term Bond Fund, Short-Term Bond Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund.

For its services under the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $23 to $25.50 per shareholder account from the Adviser Shares of each of the Growth & Income Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Science & Technology Fund, Short-Term Bond Fund, and Value Fund.

For its services under the Transfer Agency Agreement, Aggressive Growth Institutional Shares, Capital Growth Fund Institutional Shares, Growth & Income Fund Institutional Shares, Growth Fund Institutional Shares, Income Stock Fund Institutional Shares, Income Fund Institutional Shares, Intermediate-Term Bond Fund Institutional Shares, High Income Fund Institutional Shares, Short-Term Bond Fund Institutional Shares, Small Cap Stock Fund Institutional Shares, and Value Fund Institutional Shares pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets of the respective Fund’s Institutional Shares.

In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay no more than the amount that would be charged to the Trust directly for each series, on accounts as applicable if all the accounts had been maintained by the Transfer Agent. Fees paid under the Transfer Agency Agreement are subject to change at any time.

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The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Group (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	An obligation rated ‘C’ may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated ‘D’ is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings, Inc. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

91

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD	Default. “DD” indicates potential recoveries in the range of 50% - 90%.
D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

92

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2	Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

Moody’s Municipal

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B         Issues rated “B” are regarded as having speculative capacity for timely payment.

C         This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

93

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

94

R-2 (high),
R-2 (middle),
R-2 (low)

Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

95

06143-0815

96

USAA MUTUAL FUNDS TRUST

PART C.                      OTHER INFORMATION

Item 23.                                           Exhibits

a	(i)	USAA Mutual Funds Trust First Amended and Restated Master Trust Agreement dated April 20, 2006 (12)
	(ii)	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (15)

b		First Amended and Restated By-Laws, dated April 20, 2006 (12)

c		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d	(i)	Advisory Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(ii)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (15)
	(iii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
	(iv)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (15)
	(v)	Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
	(vi)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
	(vii)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
	(viii)	Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
	(ix)	Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
	(x)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
	(xi)	Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
	(xii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
	(xiii)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
	(xiv)	Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
	(xv)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
	(xvi)	Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
	(xvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
	(xviii)	Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. dated October 2, 2006 (16)
	(xix)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)
	(xxi)	Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
	(xxii)	Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)

(xxiii)	Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
(xxiv)	Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
(xxv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)

(xxvi)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
(xxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
(xxviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
(xxix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
(xxx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
(xxxi)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
(xxxii) (xxxiii)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (41) Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (40)
(xxxiv)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Wellington Management (44)
(xxxv)	Investment Subadvisory Agreement between AMCO and Winslow Capital Management, Inc. (84)
(xxxvi) (xxxvii) (xxxviii)
Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (47)
Investment Subadvisory Agreement between IMCO and QS Investors, LLC (52)
Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (55)

(xxxvix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and MFS (55)
(xl)	Amendement No. 2 to Investment Subadvisory Agreement between IMCO and QMA (57)
(xli) (xlii) (xliii)
Letter Agreement to Advisory Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)
Amendment No. 1 to the Investment Advisory Agreement. (61)
Transfer and Assumption Agreement dated December 31, 2011. (61)

(xliv)	Investment Subadvisory Agreement between AMCO and Granahan Investment Management, Inc. dated July 11, 2012. (62)
(xlv)	Investment Subadvisory Agreement between AMCO and Cambiar Investors dated July 11, 2012. (62)
(xlvi)	Investment Subadvisory Agreement between AMCO and Brandes Investment Partners, L.P., dated October 17, 2012. (67)
(xlvii)	Investment Subadvisory Agreement between AMCO and Lazard Asset Management dated October 16, 2012. (67)
(xlviii)	Investment Subadvisory Agreement between AMCO and Victory Capital Management Inc. dated August 1, 2013. (74)
(xlvix)	Letter Agreement to Advisory Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)
(l)	Amendment No. 2 to Investment Subadvisory Agreement between AMCO and Wellington Management (78)
(li)	Form of Letter Agreement to Advisory Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (88)
(lii)	Form of Amendment No. 1 to Investment Subadvisory Agreement between AMCO and Lazard dated August 28, 2015. (92)
(liii)	Form of Amendment No. 3 to Investment Subadvisory Agreement between AMCO and Wellington Management dated August 28, 2015. (92)

e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010 (43)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(iii)	Letter Agreement to Underwriting Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)
	(iv)	Letter Agreement to Underwriting Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)
	(v)	Form of Letter Agreement to Underwriting Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (88)

f		Not Applicable
g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006. (16)
	(ii)	Custodian Agreement for Extended Market Index Fund. (12)
	(iii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006. (17)
	(iv)	Subcustodian Agreement dated March 24, 1994. (2)
	(v)	Fee Schedule dated January 1, 2010. (42)
	(vi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund. (31)
(vii)
Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (26)

	(viii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund. (41)
(ix)
Letter Agreement to the Amended and Restated Custodian Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)

	(x)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (51)
	(xi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)
	(xii)	Form of Letter Agreement to the Amended and Restated Custodian Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (88)
	(xiii)	Amendment No. 2 to Amended and Restated Custodian Agreement dated October 19, 2012. (91)
	(xiv)	Amendment No. 3 to Amended and Restated Custodian Agreement dated September 1, 2013. (91)
	(xv)	Amendment No. 4 to Amended and Restated Custodian Agreement dated June 1, 2014. (91)
	(xvi)	Amendment No. 5 to Amended and Restated Custodian Agreement dated July 13, 2015. (91)

h	(i)	Transfer Agency Agreement dated November 13, 2002. (8)
	(ii)	Amended and Restated Transfer Agency Agreement dated May 1, 2012. (61)
	(iii)	Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds. (7)
	(iv)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds. (15)

(v)	Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund. (1)
(vi)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 30, 2014. (84)
(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
(viii)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
(ix)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
(x)
Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006. (23)

(xi)	Amended and Restated Subadministration Agreement dated October 1, 2006 (23)
(xii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund. (31)
(xiii)
Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (31)

(xiv)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund. (41)
(xv)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (51)
(xvi)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011. (55)
(xvii)
Letter Agreement to the Administration and Servicing Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)

(xviii)	Letter Amendment to the Administration and Servicing Agreement for the Extended Market Index Fund and Nasdaq-100 Index Fund, dated May 1, 2012. (61)
(xix)
Letter Agreement to the Transfer Agency Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund dated June 8, 2012. (62)

(xx)
Letter Agreement to the Transfer Agency Agreement adding Flexible Income Fund, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (71)

(xxi)
Letter Amendment to the Administration and Servicing Agreement adding Flexible Income Fund, Flexible Income Fund Adviser Shares, Flexible Income Fund Institutional Shares, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, and Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (71)

(xxii)
Form of Letter Agreement to the Transfer Agency Agreement adding Target Managed Allocation Fund, Global Equity Income Fund Shares, Global Equity Income Fund Institutional Shares, Capital Growth Fund Institutional Shares, Growth & Income Fund Institutional Shares, Government Securities Fund Institutional Shares, and World Growth Fund Institutional Shares dated August 7, 2015. (88)

(xxiii)
Form of Letter Agreement to the Administration and Servicing Agreement adding Target Managed Allocation Fund, Global Equity Income Fund Shares, Global Equity Income Fund Institutional Shares, Capital Growth Fund Institutional Shares, Growth & Income Fund Institutional Shares, Government Securities Fund Institutional Shares and World Growth Fund Institutional Shares dated August 7, 2015. (88)

(xxiv)	Form of Amended Schedule A to Credit Facility Agreement dated August 7, 2015. (88)

	(xxv)	Amendment No. 1 to Amended and Restated Transfer Agency Agreement dated June 1, 2015. (91)

i	(i)
Opinion and Consent of Counsel with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), and World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares), Managed Allocation Fund, Treasury Money Market Trust and Cornerstone Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Conservative Fund, Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) , Cornerstone Aggressive Fund, and Cornerstone Equity Fund (82)

(ii)
Opinion and Consent of Counsel with respect to Aggressive Growth Fund (Fund Shares and  Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares) (84)

(iii)
Opinion and Consent of Counsel with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund, Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund (Fund Shares and Institutional Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares) (87)

(iv)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds. (91)

(v)
Opinion and Consent of Counsel with respect to Government Securities Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares),  Capital Growth Fund (Fund Shares, Institutional Shares) and Growth & Income Fund (Fund Shares, Adviser Shares, and Institutional Shares) (filed herewith)

	(vi)	Opinion and Consent of Counsel with respect to International Fund (Fund Shares, Adviser Shares, and Institutional Shares) (92)
	(vii)	Opinion and Consent of Counsel with respect to Target Managed Allocation Fund, and Global Equity Income Fund (Fund Shares, Institutional Shares) (93)

j	(i)
Consent of Independent Registered Public Accounting Firm with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares),

Managed Allocation Fund, Treasury Money Market Trust, and Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund. (82)
(ii)
Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares, Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (84)

(iii)
Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund, Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares, Ultra Short-Term Bond Fund (Fund Shares and Institutional Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares). (87)

(iv)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds. (91)

(v)
Consent of Independent Registered Public Accounting Firm with respect to Government Securities Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Capital Growth Fund (Fund Shares, Institutional Shares) and Growth & Income Fund (Fund Shares, Adviser Shares, and Institutional Shares) (filed herewith)

k		Omitted Financial Statements - Not Applicable

l		Subscriptions and Investment Letters
	(i)	Florida Bond Fund and Florida Money Market Fund dated June 25, 1993 (1)
	(ii)	Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
	(iii)	Subscription and Investment Letter for Global Opportunities Fund (31)
	(iv)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(v)	Subscription and Investment Letter for Managed Allocation Fund (41)
	(vi)	Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (51)

	(vii)	Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (62)
	(viii)	Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares) and Target Retirement 2060 Fund dated July 12, 2013. (71)
	(ix)	Form of Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015. (88)

m	(i)	12b-1 Plans. (43)
	(ii)	Amended Schedule A Pursuant to 12b-1 Plans. (69)

n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund). (33)
	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust. (88)

o		Reserved

p		Code of Ethics
	(i)	USAA Investment Management Company dated October 1, 2014. (84)
	(ii)	Northern Trust Investments dated February 1, 2005. (14)
	(iii)	BlackRock, Inc. dated September 30, 2006. (16)
	(iv)	Batterymarch Financial Management, Inc. dated July 1, 2013. (76)
	(v)	Wellington Management Company LLP dated January 1, 2015. (92)
	(vii)	Loomis, Sayles & Company, L.P. dated December 18, 2014. (86)
	(viii)	Grantham, Mayo, Van Otterloo & Co., LLC dated March 5, 2012. (62)
	(ix)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006. (24)
	(x)	The Boston Company Asset Management LLC dated November 2006. (17)
	(xi)	MFS Investment Management dated September 19, 2014. (84)
	(xii)	Credit Suisse Asset Management, LLC dated April 2006. (15)
	(xiii)	Quantitative Management Associates January 9, 2007. (19)
	(xv)	UBS Global Asset Management June 11, 2007. (19)
	(xvi)	Renaissance Investment Management December 18, 2014. (86)
	(xvii)	Epoch Investment Partners, Inc. December 4, 2009. (40)
	(xviii)	QS Investors, LLC dated June 2014. (80)
	(xix)	Winslow Capital Management, Inc. dated April 2014. (80)
	(xx)	Granahan Investment Management, Inc., October 25, 2013. (78)
	(xxi)	Cambiar Investors, LLC April 2014. (80)
	(xxii)	Lazard Asset Management. (66)
	(xxiii)	Victory Capital Management Inc. November 1, 2014. (86)
	(xxiv)	Brandes Investment Partners, L.P. (66)

q		Powers of Attorney
	(i)	Powers of Attorney for Daniel S. McNamara, Michael Reimherr, Robert L. Mason, Barbara Ostdiek, Paul L. McNamara, and Roberto Galindo, Jr. dated June 13, 2013. (70)
	(ii)	Power of Attorney BlackRock Directors dated February 22, 2013. (68)
	(iii)	Powers of Attorney for Jefferson C. Boyce dated December 4, 2013. (78)
	(iv)	Powers of Attorney BlackRock Director dated April 1, 2014. (78)
	(v)	Powers of Attorney Dawn M. Hawley dated September 23, 2014. (82)

(1)	Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).
(2)	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(3)	Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).
(4)	Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).
(5)	Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).
(6)	Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).
(7)	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
(8)	Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(9)	Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).
(10)	Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).
(11)	Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).
(12)	Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(13)	Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).
(14)	Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).
(15)	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(16)	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(17)	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
(18)	Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).
(19)	Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2007).
(20)	Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).
(21)	Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).
(22)	Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
(23)	Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).

(24)	Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).

(25)	Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(26)	Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(27)	Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).
(28)	Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2008).
(29)	Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(30)	Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(31)	Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
(32)	Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).
(33)	Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
(34)	Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2009).
(35)	Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2009).
(36)	Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2009).
(37)	Previously filed with Post-effective Amendment No. 47 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2009).
(38)	Previously filed with Post-effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(39)	Previously filed with Post-effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(40)	Previously filed with Post-effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
(41)	Previously filed with Post-effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
(42)	Previously filed with Post-effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
(43)	Previously filed with Post-effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2010).
(44)	Previously filed with Post-effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
(45)	Previously filed with Post-effective Amendment No. 55 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2010).
(46)	Previously filed with Post-effective Amendment No. 56 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2010).
(47)	Previously filed with Post-effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).

(48)	Previously filed with Post-effective Amendment No. 58 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2010).
(49)	Previously filed with Post-effective Amendment No. 59 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2010).
(50)	Previously filed with Post-effective Amendment No. 60 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 15, 2010).
(51)	Previously filed with Post-effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
(52)	Previously filed with Post-effective Amendment No. 62 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2011).
(53)	Previously filed with Post-effective Amendment No. 63 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2011).
(54)	Previously filed with Post-effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011).
(55)	Previously filed with Post-effective Amendment No. 67 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2011).
(56)	Previously filed with Post-effective Amendment No. 68 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2011).
(57)	Previously filed with Post-effective Amendment No. 70 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2011).
(58)	Previously filed with Post-effective Amendment No. 72 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2012).
(59)	Previously filed with Post-effective Amendment No. 73 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 20, 2012).
(60)	Previously filed with Post-effective Amendment No. 74 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 27, 2012).
(61)	Previously filed with Post-effective Amendment No. 76 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 7, 2012).
(62)	Previously filed with Post-effective Amendment No. 78 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 27, 2012).
(63)	Previously filed with Post-effective Amendment No. 79 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2012).
(64)	Previously filed with Post-effective Amendment No. 81 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 25, 2012).
(65)	Previously filed with Post-effective Amendment No. 82 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2012).
(66)	Previously filed with Post-effective Amendment No. 84 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2012).
(67)	Previously filed with Post-effective Amendment No. 86 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2013).
(68)	Previously filed with Post-effective Amendment No. 87 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2013).
(69)	Previously filed with Post-effective Amendment No. 88 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May10, 2013).
(70)	Previously filed with Post-effective Amendment No. 90 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 10, 2013).
(71)	Previously filed with Post-effective Amendment No. 91 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2013).

(72)	Previously filed with Post-effective Amendment No. 92 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2013).
(74)	Previously filed with Post-effective Amendment No. 95 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2013).
(75)	Previously filed with Post-effective Amendment No. 96 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 21, 2013).
(76)	Previously filed with Post-effective Amendment No. 97 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 27, 2013).
(77)	Previously filed with Post-effective Amendment No. 98 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 19, 2013).
(78)	Previously filed with Post-effective Amendment No. 99 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2014).
(79)	Previously filed with Post-effective Amendment No. 100 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 21, 2014).
(80)	Previously filed with Post-effective Amendment No. 101 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2014).
(81)	Previously filed with Post-effective Amendment No. 102 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 18, 2014).
(82)	Previously filed with Post-effective Amendment No. 103 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2014).
(83)	Previously filed with Post-effective Amendment No. 104 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 22, 2014).
(84)	Previously filed with Post-effective Amendment No. 105 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2014).
(85)	Previously filed with Post-effective Amendment No. 106 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 16, 2014).
(86)	Previously filed with Post-effective Amendment No. 107 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 27, 2015).
(87)	Previously filed with Post-effective Amendment No. 108 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2015).
(88)	Previously filed with Post-effective Amendment No. 109 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 15, 2015).
(89)	Previously filed with Post-effective Amendment No. 110 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 22, 2015).
(90)	Previously filed with Post-effective Amendment No. 111 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 5, 2015).
(91)	Previously filed with Post-effective Amendment No. 112 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2015).
(92)	Previously filed with Post-effective Amendment No. 113 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2015).
(93)	Previously filed with Post-effective Amendment No. 114 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 6, 2015).

Item 24.                 Persons Controlled by or Under Common Control with the Fund

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information.

Item 25.                 Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the

Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                 Business and Other Connections of the Investment Adviser

Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the Statement of Additional Information captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, AMCO currently engages the following subadvisers:

(a)
Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Aggressive Growth, Science & Technology Fund, Small Cap Stock Fund, and International Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.

(d)
QS Batterymarch Financial Management, Inc. (QS Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund. The information required by this Item 26 with respect to each director and officer of QS Batterymarch is incorporated herein by reference to QS Batterymarch’s current Form ADV as amended and filed with the SEC.

(e)
Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

(f)
MFS Investment Management (MFS), located at 111 Huntington, Boston, Massachusetts 02199, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(g)
Quantitative Management Associates LLC (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the First Start Growth Fund, and Cornerstone Moderately Aggressive Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA’s current Form ADV as amended and filed with the SEC.

(h)
The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(i)
Epoch Investment Partners, Inc. located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.

(j)
Winslow Capital Management, LLC, located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Winslow is incorporated herein by reference to Winslow’s current Form ADV as amended and filed with the SEC.

(k)
Granahan Investment Management, Inc., located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.

(l)
Cambiar Investors, LLC, located at 2401 East Second Avenue, Denver, CO 80206, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Cambiar is incorporated herein by reference to Cambiar’s current Form ADV as amended and filed with the SEC.

(m)
Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund and International Fund. The information required by this Item 26 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.

(n)
Victory Capital Management, Inc., located at 4900 Tiederman Road, Cleveland, Ohio 44144, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Victory is incorporated herein by reference to Victory’s current Form ADV as amended and filed with the SEC.

(o)
Brandes Investment Partners, L.P., located at 11988 El Camino Real, San Diego, California 92130, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Brandes is incorporated herein by reference to Brandes’ current Form ADV as amended and filed with the SEC.

Item 27. Principal Underwriters

(a)	USAA Investment Management Company acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.

(b)	Following is information concerning directors and executive officers of USAA Investment Management Company.

Name and Principal                                               Position and Offices                                                      Position and Offices
   Business Address                                                 with Underwriter                                                            with Fund

Daniel S. McNamara 9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Jeffrey Kissner 9800 Fredericksburg Road San Antonio, TX 78288	Director	None
Brooks Englehardt 9800 Fredericksburg Road San Antonio, TX 78288	President and Director	None

Bernard P. Williams 9800 Fredericksburg Road San Antonio, TX 78288	Vice President, Chief Investment Officer	None
James G. Whetzel 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Secretary and Counsel	Secretary

Daniel J Mavico 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Assistant Secretary	Secretary
Brody Merrill 9800 Fredericksburg Road San Antonio, TX 78288	Senior Financial Officer, Treasurer	None
David H. Smith 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Broker Dealer Compliance & Chief Compliance Officer	None

Joshua Anderson 9800 Fredericksburg Road San Antonio, TX 78288	Executive Director, Investment Adviser Compliance & Chief Compliance Officer	None
(c)	Not Applicable

Item 28.                Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Asset Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603
USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111
USAA Shareholder Account Services 9800 Fredericksburg Road San Antonio, Texas 78288	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund, Science & Technology Fund, Small Cap Stock Fund and International Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

QS Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund )

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts 02199
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

 Quantitative Management Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the First Start Growth Fund, and Cornerstone Moderately Aggressive Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Granahan Investment Management, Inc.
275 Wyman St. Suite 270
Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

Cambiar Investors, LLC
2401 East Second Avenue
Denver, CO 80206
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and International Fund)

Victory Capital Management, Inc.
4900 Tiedeman Road
Cleveland, OH 44144
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Brandes Investment Partners, L.P.
11988 El Camino Real
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Item 29.                Management Services

Not Applicable.

Item 30.                Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 6th day of August, 2015.

USAA MUTUAL FUNDS

                                                                                                 *___________________________
                                     Daniel S. McNamara
 President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)	(Title)	(Date)
* Robert L. Mason	Chairman of the Board of Trustees
* Daniel S. McNamara	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)
* Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)
* Jefferson C. Boyce	Trustee
* Dawn M. Hawley	Trustee
* Paul L. McNamara	Trustee
* Barbara B. Ostdiek *	Trustee
Michael F. Reimherr	Trustee

*By :/S/ R. MATTHEW FREUND
R. Matthew Freund, under the Powers of Attorney dated June 13, 2013, which are incorporated herein and filed under Post Effective Amendment No. 90 with the Securities and Exchange Commission on July 10, 2013.

EXHIBIT INDEX

Exhibit                                                                                                 Item                                                                                      Page No.

i (v)
Opinion and Consent of Counsel with respect to Government Securities Fund  (Fund Shares, Adviser Shares, and Institutional Shares),                                                        383
World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Capital Growth Fund (Fund Shares, Institutional Shares) and Growth & Income
Fund (Fund Shares, Adviser Shares, and Institutional Shares)

j (v)
Consent of Independent Registered Public Accounting Firm with respect to Government Securities Fund (Fund Shares, Adviser Shares, and Institutional Shares),                387
World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares),  Capital Growth Fund (Fund Shares, Institutional Shares) and Growth &
 Income Fund (Fund Shares, Adviser Shares, and Institutional Shares)